PIC TWENTY PORTFOLIO
                                 a Portfolio of
                                 UAM FUNDS TRUST
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

Dear Shareholder:

     Enclosed is a combined proxy statement and prospectus seeking your approval of the proposed reorganization of PIC Twenty Portfolio (the "Fund"), an investment portfolio of UAM Funds Trust ("UAM Trust"), a Delaware business trust, into Provident Investment Counsel Twenty Fund I (the "New Fund"), an investment portfolio of PIC Investment Trust ("PIC Trust"), a Delaware business trust.

     The reorganization of the Fund into the New Fund is being proposed because, as the result of a strategic business decision by Old Mutual (US) Holdings Inc., the Board of Trustees of UAM Trust is currently soliciting shareholder approval to reorganize the other series of UAM Trust into unaffiliated registered investments companies. At a recent Board meeting, Provident Investment Counsel indicated that it would prefer to offer the Fund through its own distribution channels as an addition to the other portfolios of PIC Trust, which Provident sponsors and manages. After investigation of the alternatives for the Fund, management of UAM Trust suggested to the Board of Trustees the reorganization of the Fund into the New Fund.

     Provident Investment Counsel serves as investment adviser to both portfolios. The New Fund was created to facilitate the proposed transaction and has substantially similar investment objective and investment policies as the Fund. After the reorganization, the assets of the Fund will be invested in the same manner by the same portfolio managers. A resulting increase in assets of the Fund through the use of Provident Investment Counsel's distribution channels could provide benefits to shareholders through economies of scale resulting in lower expense ratios and by providing a more stable base for asset management. Fund shareholders may also benefit from the ability to exchange their shares for shares of other investment portfolios of PIC Investment Trust, although they will no longer be able to exchange their shares for shares of other series of UAM Trust. These anticipated benefits to shareholders from the proposed reorganization of the Fund may not be realized, or may not be achieved to the extent anticipated.

     The Board of Trustees concluded that reorganizing the Fund into the New Fund would serve the best interests of the Fund and its shareholders. The accompanying document describes the proposed transaction and the investment policies and operating expenses of the two funds for your evaluation.

     You are being asked to approve the proposed reorganization between UAM Trust and PIC Trust, which will govern the reorganization of the Fund into the New Fund. After careful consideration, the Board of Trustees recommends that you vote FOR the proposal after carefully reviewing the enclosed materials.

     YOUR VOTE IS IMPORTANT. Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from a proxy solicitor reminding you to vote your shares.

                                        Sincerely,


                                        Scott F. Powers
                                        Chairman and President, UAM Funds Trust

                                 UAM FUNDS TRUST
                              PIC TWENTY PORTFOLIO

                      NOTICE OF SPECIAL SHAREHOLDER MEETING
                          TO BE HELD ON MARCH 22, 2002

     A special meeting of shareholders of the PIC Twenty Portfolio series (the "Fund") of UAM Funds Trust ("UAM Trust") will be held on March 22, 2002, at 10:00 a.m. Eastern Time, at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania. The meeting will be held for the following purposes:

     1. REORGANIZATION OF THE FUND. For the shareholders of the Fund to consider and vote on a proposed reorganization of the Fund into Provident Investment Counsel Twenty Fund I, a substantially similar newly created series of PIC Investment Trust, and the subsequent dissolution of the Fund.

     2. OTHER BUSINESS. To consider and act upon such other business as may properly come before the meeting or any adjournments.

     The Board of Trustees of the UAM Trust has unanimously approved the proposed reorganization. Please read the accompanying Combined Proxy Statement and Prospectus for a more complete discussion of the proposal.

     Shareholders of record as of the close of business on February 14, 2002, are entitled to notice of, and to vote at, the special meeting or any adjournment thereof.

     YOU ARE INVITED TO ATTEND THE SPECIAL MEETING, BUT IF YOU CANNOT DO SO, PLEASE COMPLETE AND RETURN IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF UAM TRUST, AS PROMPTLY AS POSSIBLE. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY SIGNING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO UAM TRUST AT ANY TIME BEFORE THE PROXY IS EXERCISED, OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

     BY ORDER OF THE BOARD OF TRUSTEES,


                                        Linda T. Gibson
                                        Vice President and Secretary


February 19, 2002

                                 UAM FUNDS TRUST
                              PIC TWENTY PORTFOLIO
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                              PIC INVESTMENT TRUST
                              300 North Lake Avenue
                           Pasadena, California 91101

                     COMBINED PROXY STATEMENT AND PROSPECTUS

     The Board of Trustees of UAM Funds Trust ("UAM Trust") is soliciting the enclosed proxies in connection with a special meeting (the "Meeting") of shareholders of the PIC Twenty Portfolio series (the "Fund") of UAM Trust.

     The Meeting will be held on March 22, 2002 at 10:00 a.m. Eastern time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania. The Meeting is being called to consider the proposed reorganization of the Fund into Provident Investment Counsel Twenty Fund I (the "New Fund"), a substantially similar newly created shell portfolio of PIC Investment Trust ("PIC Trust"), and to transact such other business as may properly come before the meeting or any adjournments. Shareholders of record of the Fund as of February 14, 2002 will be entitled to vote at the Meeting.

     This Combined Proxy Statement and Prospectus (the "Proxy Statement") is furnished to the shareholders of the Fund on behalf of the Board of Trustees of UAM Trust in connection with the solicitation of voting instructions for the Meeting. It is being mailed to shareholders of the Fund on or about February 19, 2002. The prospectus for the New Fund (the "Prospectus") accompanies and is incorporated into this Proxy Statement. This Proxy Statement and the Prospectus set forth concisely the information about the proposed reorganization that Fund shareholders should know before voting on the proposed reorganization. You should retain them for future reference.

     Additional information is set forth in the Statement of Additional Information dated relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling 800/618-7643.

     The current Prospectus of the Fund, dated July 30, 2001, together with the related Statement of Additional Information also dated July 30, 2001, are on file with the Securities and Exchange Commission (the "Commission") and are incorporated by reference herein. The current prospectus of the New Fund dated January 31, 2002 and the related Statement of additional Information also dated January 31, 2002 have been filed with the Commission and are incorporated by reference herein. A copy of the New Fund's Prospectus is enclosed with this Proxy Statement/Prospectus.

UAM Trust will furnish you, at your request and without charge, a copy of the most recent annual or semi-annual report for the Fund. You can request a copy by calling 877/826-5465 or by writing to UAM Trust at the address above. Additional information about PIC Trust has been filed with the Commission. You can review information filed by UAM Trust or PIC Trust at the Public Reference Room of the Commission (for hours of operation call 1-202-942-8090), and at the Commission's Northeast Regional Office (233 Broadway, New York, New York 10279) and Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may retrieve text-only copies at no charge from the "EDGAR" database on the Commission's website at http://www.sec.gov. You also may get copies for a fee by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102, or by e-mail to the Commission at publicinfo@sec.com.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Dated: February 19, 2002.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SUMMARY OF PROXY STATEMENT.....................................................1

  Proposed Reorganization......................................................1
  Comparison of Investment Objectives, Policies and Risks......................1
  Comparison of Structure and Operations.......................................2
  Comparison of Purchase and Redemption Procedures.............................2
  Comparison of Fees and Expenses..............................................3

PROPOSED REORGANIZATION........................................................5

  Why Do We Want to Reorganize the Fund?.......................................5
  How Will We Accomplish the Reorganization?...................................6
  Are There Material Differences Between the Fund and the New Fund?............6
  What Aspects of the Fund Will Not Change as a Result of the
    Reorganization?...........................................................10
  How Will the Capitalization of the New Fund Compare with the Existing
    Fund?.....................................................................13

VOTING AND MEETING PROCEDURES.................................................13

  How to Vote.................................................................13
  Proxy Solicitation..........................................................14
  Quorum Requirements.........................................................14
  Vote Required...............................................................14
  Shareholders Entitled to Vote...............................................15

GENERAL INFORMATION...........................................................15

  Other Matters to Come Before the Meeting....................................15
  Shareholder Proposals.......................................................15
  Legal Matters...............................................................16
  Information Incorporated by Reference.......................................16
  Financial Statements........................................................16
  Information Filed With the Securities and Exchange Commission...............17

                           SUMMARY OF PROXY STATEMENT

PROPOSED REORGANIZATION

     The Fund is currently one of a number of series of UAM Trust managed by investment advisory subsidiaries of Old Mutual (US) Holdings, Inc. ("Old Mutual"), including Provident Investment Counsel, the investment adviser for the Fund (the "Adviser"). The reorganization of the Fund into the New Fund is being proposed because Old Mutual (US) Holdings Inc. made a strategic business decision to reorganize the Fund into the New Fund. At a recent Board meeting, the Adviser also indicated that it would prefer to offer the Fund through its own distribution channels as an addition to the other portfolios of PIC Trust, which Provident sponsors and manages. After carefully considering the alternatives for the Fund, the Board of Trustees of UAM Trust has approved a plan to reorganize the Fund into the New Fund, a series of PIC Trust.

     The Board believes that the reorganization will serve the interests of shareholders of the Fund because the New Fund will have substantially the same investment objectives, strategies and policies as the existing Fund; the same personnel who manage the Fund on behalf of the Adviser will continue to manage the New Fund after the reorganization; and PIC Trust is an established investment company with responsible Trustees, management and service providers. The reorganization will have no material federal income tax consequences to you, the Fund or the New Fund. An increase in assets of the Fund through the use of Provident Investment Counsel's distribution channels could provide benefits to shareholders through economies of scale resulting in lower expense ratios and by providing a more stable base for asset management. Fund shareholders may also benefit from the ability to exchange their shares for other investment portfolios of PIC Trust, although they will no longer be able to exchange their shares for shares of other series of UAM Trust.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS

     The investment objective, policies and risks of the New Fund are substantially similar to those of the Fund.

     The Fund seeks long-term growth of capital by investing in approximately 20-30 stocks selected by the Adviser, primarily from the stocks contained in the S&P/BARRA Growth and Russell 1000 Growth Indices, and may also invest in companies contained in the S&P/BARRA Value and Russell 1000 Value Indices. It primarily emphasizes large companies with market capitalizations of $5 billion or more at the time of purchase. The New Fund will utilize the same investment criteria, except that instead of investing in approximately 20-30 stocks, it will seek to achieve its objective by investing in approximately 15-30 stocks. As with all equity funds, the principal risk that could affect the value of the Fund's shares and the total return on investment in such shares is the possibility that the stocks held by the Fund will decline in value. In addition, as the Fund is not a diversified fund it may invest a greater percentage of its assets in a particular company than a diversified fund, which may cause the value of the Fund's shares to be more sensitive to changes in the market value of a single company than a diversified fund.

COMPARISON OF STRUCTURE AND OPERATIONS

     The Fund is an existing portfolio of UAM Trust, and the New Fund is a newly created portfolio of PIC Trust. Both UAM Trust and PIC Trust are registered open-end management investment companies with multiple portfolios. Both are organized in Delaware as business trusts and are subject to the Investment Company Act of 1940 (the "1940 Act") and to the rules and regulations of the Commission under the 1940 Act.

     The New Fund will be advised and operated in substantially the same manner as the existing Fund. The Adviser, which manages the investments of the existing Fund, will act as investment manager of the New Fund. SEI Investments Mutual Funds Services is the administrator of the Fund, and U.S. Bancorp Fund Services, L.L.C. will act as the administrator of the New Fund.

     The New Fund will be governed by a declaration of trust that is substantially similar to the document that governs the Fund. However, under the declaration of trust of the Fund 30% of the shares of the Fund constitutes a quorum to transact business at a shareholders' meeting, while 40% of the shares of the New Fund constitutes a quorum, except in each case as otherwise required by the 1940 Act. In addition, PIC Trust has different trustees than UAM Trust.

COMPARISON OF PURCHASE AND REDEMPTION PROCEDURES

     The New Fund will have substantially the same purchase and redemption procedures as the existing Fund, although the addresses of the New Fund's transfer agent and other service providers will change.

     The Fund and the New Fund have different policies regarding the minimum initial investment necessary to open a new account and to make subsequent investments. The Fund requires a minimum initial investment of $2,500 to open a non-retirement account, $500 to open an individual retirement account and $250 to open a spousal individual retirement account, while the opening of a new account with the New Fund requires an initial minimum investment of $2,000 for non-retirement accounts and $500 for retirement accounts. The minimum purchase for additional shares of the Fund and the New Fund is $100.

     The Fund and the New Fund have different policies regarding the maximum amount that may be redeemed via telephone and Internet. The Fund does not limit the amount that may be redeemed by telephone, while the New Fund limits phone redemption requests to $100,000. The Fund allows shareholders to purchase or redeem shares via the Internet, while the New Fund does not. In addition, the Fund offers a systematic withdrawal privilege, and the New Fund does not.

     As is the case for the existing Fund, the distributor for the New Fund will not charge any fees or sales charges on investments or reinvestments in shares of the New Fund.

     The Fund currently has only one series of outstanding shares, the Institutional Class. In the reorganization, these shares will be exchanged for the same number of shares of the New Fund with the same net asset value. Shareholders of the New Fund will be able to exchange their shares for shares of the other I Fund series of PIC Trust (there are currently two I Fund series) and for shares of the MidCap Fund A and Balanced Fund A shares of PIC Trust (without the 5.75% sales charge normally imposed on purchases of those shares), all of which are managed by the Adviser. Institutional Class shareholders of the Fund are currently able to exchange their shares for Institutional Class shares of 24 other series of the UAM Funds complex, most of which are managed by affiliates of the Adviser. However, the Board of Trustees of the UAM Trust is currently soliciting shareholder approval to reorganize these other series into unaffiliated registered investment companies, and if the reorganization of the Fund does not take place, shareholders of the Fund will likely soon be unable to exchange their shares for any of these other series.

COMPARISON OF FEES AND EXPENSES

     The fees and expenses of the New Fund will be the same as the Fund. The Adviser will receive an advisory fee from the New Fund equal to 0.90% of the average net assets of the New Fund, the same as it receives from the Fund. In addition, the Adviser has agreed to reimburse the New Fund for investment advisory fees and other expenses to the extent necessary to keep the New Fund's total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.30% of its average daily net assets. This is the same as the current expense limit for the Fund. However, the Adviser has agreed to extend the limit for the New Fund for a period of ten years, whereas the current limit for the Fund may be changed or cancelled at any time (subject to certain undertakings made by the Adviser pursuant to Section 15(f) of the 1940 Act in connection with the acquisition of its parent company, United Asset Management Corporation, by Old Mutual plc, which limit any subsequent increase in Fund expense ratios through September 26, 2002 (referred to below as the "Section 15(f) Undertaking")). In addition, the Adviser may be reimbursed for any waiver of fees or expenses for the New Fund if and to the extent that, within the three fiscal years following the end of the fiscal year in which such expense was incurred, the New Fund's expenses are less than the limit, subject to approval of any such reimbursement by the Board of Trustees of PIC Trust.

     The expense limit may be terminated by the Board of Trustees of the PIC Trust on 60 days' written notice to the Adviser. It may not be terminated by the Adviser without the consent of the Board of Trustees. It will automatically terminate if the advisory agreement between PIC Trust, on behalf of the New Fund, and the Adviser, is terminated. The advisory agreement with the Adviser may be terminated by the PIC Trust at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the New Fund, upon 60 days' written notice to the Adviser, and by the Adviser upon 60 days' written notice to the New Fund.

     The following table compares the annual operating expenses of the Fund (based on the fiscal year ended April 30, 2001) and estimated expenses of the New Fund.

Annual Operating Expenses
(expenses deducted from fund costs)              Fund                 New Fund
-----------------------------------              -----                --------
Management Fees                                   0.90%                 0.90%
Other Expenses                                    0.98%(1)              0.98%
                                                 -----                 -----
Total Annual Operating Expenses                   1.88%                 1.88%
Less Contractual Fee Waivers                      0.00%                 0.58%
                                                 -----                 -----
Net Annual Operating Expenses                     1.88%(2)              1.30%(3)

----------
(1) "Other Expenses" do not take into account any expense offset arrangement the Fund may have that would reduce its custodian fee based on earnings on uninvested cash balances the Fund maintains with its custodian. This would have the effect of reducing the Fund's expenses.
(2) The Adviser has voluntarily agreed to limit the expenses of the Fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.30% of its average daily net assets. The Adviser may change or cancel its expense limitation at any time, subject to the Section 15(f) Undertaking described above.
(3) "Other Expenses" presented in the table are estimated for the following fiscal year. Pursuant to a contract with the New Fund, the Adviser has agreed to reimburse the New Fund for investment advisory fees and other expenses for ten years ending March 1, 2010. The Adviser may be reimbursed for any waiver of fees or expenses for the New Fund if and to the extent that, within the three fiscal years following the [END OF THE?] fiscal year in which such expense was incurred, the New Fund's expenses are less than the limit, subject to approval of any such reimbursement by the Board of Trustees of PIC Trust.

     The following example compares the cost of investing in the New Fund with the cost of investing in the Institutional Class shares of the existing Fund. The example assumes that a shareholder invests $10,000 for the time periods indicated, the investment has a 5% return each year, operating expenses remain constant, and the shareholder redeems its shares at the end of the relevant period.

                                        1 Year    3 Years    5 Years    10 Years
                                        ------    -------    -------    --------
Institutional Class shares of Fund*      $191      $591      $1,016      $2,201
Shares of New Fund                       $132      $412      $  713      $1,568

----------
* Does not reflect any expense limitation.

                             PROPOSED REORGANIZATION

     The Board of Trustees of UAM Trust has approved a plan to reorganize the Fund into the New Fund. To proceed, we need the approval of the shareholders of the Fund. The following pages outline the important details of the reorganization.

WHY DO WE WANT TO REORGANIZE THE FUND?

     The reorganization of the Fund into the New Fund is being proposed because, as the result of a strategic business decision by Old Mutual (US) Holdings Inc., the Board of Trustees of UAM Trust is currently soliciting shareholder approval to reorganize the other series of UAM Trust into unaffiliated registered investments companies. The Adviser believes that current efforts to market the Fund as a series of UAM Trust have been hampered by limited sales initiatives, and that its efforts to offer the Fund as a series of PIC Trust will be more effective because of prominence of its branding on Fund documents.

     After considering the matter, the Board of Trustees determined that reorganization of the Fund into the New Fund, as a series of PIC Investment Trust, would be in the best interests of the shareholders of the Fund. On November 14, 2001, the Board, including a majority of the Trustees who are not "interested persons" of UAM Trust (as defined in the 1940 Act), voted to approve the reorganization and to recommend its approval to the shareholders of the Fund. In reaching its decision, the Board considered the following factors to be of greatest importance: (1) the New Fund will have the same investment objective, strategies and policies as the existing Fund (except that instead of investing in approximately 20-30 stocks, as the Fund currently does, the New Fund will seek to achieve its objective by investing in approximately 15-30 stocks); (2) the same personnel who manage the Fund on behalf of the Adviser will continue to manage the New Fund after the reorganization; (3) an increase in assets of the Fund resulting from the use of the Adviser's distribution channels could provide benefits to shareholders through economies of scale resulting in lower expense ratios and by providing a more stable base for asset management; (4) Fund shareholders may also benefit from the ability to exchange their shares for other investment portfolios of PIC Trust; and (5) the Adviser's contractual commitment to limit the expenses of the New Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) for a ten year period to 1.30% of the New Fund's average daily net assets.

     Accordingly, management of UAM Trust recommended, and the Board of Trustees of UAM Trust approved, the proposed reorganization. In that connection, the Boards of Trustees of UAM Trust and PIC Trust specifically determined, as required by the 1940 Act, that the proposed reorganization is in the best interest of the Fund, the New Fund, and their respective shareholders, and that the interests of the shareholders will not be diluted as a result of the reorganization.

HOW WILL WE ACCOMPLISH THE REORGANIZATION?

     The Board of Trustees of UAM Trust has approved an agreement of reorganization between UAM Trust (on behalf of the existing Fund) and PIC Trust (on behalf of the New Fund). The agreement spells out the terms and conditions of the reorganization.

     Pursuant to the agreement, if the shareholders of the Fund approve the reorganization, the reorganization essentially will involve the following steps, which will occur more or less simultaneously:

*    First, the Fund will transfer all of its assets and liabilities to the New
     Fund.
* Second, in exchange for the assets transferred into the New Fund, the existing Fund will receive shares of beneficial interest of the New Fund having a total value equal to the value of the assets the existing Fund transferred to the New Fund (net of any liabilities).
* Third, the Fund will distribute the shares of the New Fund which it receives to its Institutional Class shareholders and dissolve.
* Fourth, the New Fund will open an account for each Institutional Class shareholder of the dissolving Fund, and will credit the shareholder with shares of the New Fund having the same total value as the existing Fund shares that he or she owned on the date of the reorganization. Share certificates will not be issued.

     The shareholders of the Fund are not entitled to any preemptive or dissenters' rights. The Adviser will pay the expenses of the reorganization.

     If the reorganization is approved by the Fund's shareholders, it will take place as soon as feasible. Management of UAM Trust believes this should be accomplished by March 31, 2002. However, the agreement may be terminated by either party at any time before the reorganization if, among other things, its Board of Trustees decides that it is not in the best interest of its respective shareholders to go forward. In addition, the agreement may be amended by the parties in writing prior to the closing date, subject to shareholder approval of such amendment if required by law.

     If the shareholders of the Fund do not approve the reorganization, or the reorganization is not completed for any other reason, the Fund will continue its current form of operation until the Board of Trustees of UAM Trust determines what further action, if any, to recommend to the shareholders.

ARE THERE MATERIAL DIFFERENCES BETWEEN THE FUND AND THE NEW FUND?

     Except as indicated below, there are no material differences between the existing Fund and the New Fund.

     THE NEW FUND WILL HAVE EXCHANGE PRIVILEGES WITH DIFFERENT PORTFOLIOS.

     Shareholders of the New Fund will be able to exchange their shares for shares of the other I Fund series of PIC Trust, and for shares of the Provident Investment Counsel MidCap Fund A and Provident Investment Counsel Balanced Fund A series of PIC Trust (without the 5.75% sales charge normally imposed on purchases of those shares), all of which are managed by the Adviser. There are currently two such I Fund series, Provident Investment Counsel Growth Fund I and Provident Investment Counsel Small Cap Growth Fund I. Institutional Class shareholders of the existing Fund are currently able to exchange their shares for Institutional Class shares of 24 other series of the UAM Funds complex, most of which are managed by affiliates of the Adviser. However, the Board of Trustees of the UAM Trust is currently soliciting shareholder approval to reorganize these other series into unaffiliated registered investment companies, and if the reorganization of the Fund does not take place, shareholders of the Fund will likely soon be unable to exchange their shares for any of these other series.

     THE EXPENSES OF THE NEW FUND WILL BE FIXED FOR A LONGER TERM

     The Fund's current expense cap of 1.30% of average daily net assets may be terminated at any time (subject to the Section 15(f) Undertaking). The Adviser has agreed to extend the limit for the New Fund for a period of ten years.

     THE BOARD OF TRUSTEES AND OFFICERS WILL CHANGE.

     The business of UAM Trust is managed under the direction of a five-member Board of Trustees. They are identified and their backgrounds are described in UAM Trust's Statement of Additional Information on file with the Commission. The business of PIC Trust is managed under the direction of a seven-member Board of Trustees, as follows:

                                             Principal Occupation(s)
         Name Address and Age                 During Past 5 Years
         --------------------                 -------------------
     Thomas M. Mitchell * (age 56)      Managing Director of the Adviser
     300 North Lake Avenue              since May 1995. Executive Vice
     Pasadena, CA  91101                President of the Adviser from
                                        May 1983 to May 1999.

     Jettie M. Edwards (age 54)         Consulting principal of Syrus
     76 Seaview Drive                   Associates (consulting firm) since
     Santa Barbara, CA  93108           1986; Director of the PBHG Funds,
                                        Inc. and PBHG Insurance Series
                                        Fund, Inc. since 1995; Trustee of EQ
                                        Advisers Trust since 1997.

     Richard N. Frank (age 76)          Chief Executive Officer, Lawry's
     234 E. Colorado Blvd.              Restaurants, Inc. (restaurant
     Pasadena, CA  91101                company) since 1995; formerly,
                                        Chairman of Lawry's Foods, Inc.
                                        (restaurants and food seasoning).

     James Clayburn LaForce (age 76)    Dean Emeritus, John E. Anderson
     P.O. Box 1585                      Graduate School of Management,
     Pauma Valley, CA 92061             University of California, Los
                                        Angeles since 1993, Director of The
                                        BlackRock Funds and Trustee of
                                        The Payden & Rygel Investment
                                        Trust and Trust for Investment
                                        Managers (registered investment
                                        companies). Director of the Timken
                                        Co. (bearings alloy steel
                                        manufacturing firm) since 1994 and
                                        Jacobs Engineering Group
                                        (engineering firm).

     Angelo R. Mozilo (age 61)          Chairman, CEO and President of
     2816 Ladbrook Way                  Countrywide Credit Industries
     Westlake Village, CA 91361         (mortgage banking company)
                                        since 1968.

     Wayne H. Smith (age 58)            Vice President-Financial Services of
     55 Mill Canyon Road                Avery Dennison Corporation
     San Marino, CA 91108               (pressure sensitive material and
                                        office products manufacturer) since
                                        June 2001; Vice President and
                                        Treasurer of Avery Dennison
                                        Corporation 1979 - June 2001.
                                        Director, Sunlaw Energy Company
                                        (electrical power company) since
                                        February 2002.

     Thomas J. Condon* (age 61)         Managing Director of the Adviser
     300 N. Lake Avenue                 since 1995.
     Pasadena, CA 91101


----------
* denotes Trustees who are "interested persons" of PIC Trust under the 1940 Act.

     Mr. Mitchell also acts as the President of PIC Trust. Aaron W. L. Eubanks, Sr. serves as Vice President and Secretary of PIC Trust, and William T. Warnick acts as Vice President and Treasurer of PIC Trust; both are officers of the Adviser.

     THE QUORUM FOR SHAREHOLDER MEETINGS WILL CHANGE

     The declaration of trust of PIC Trust provides that 40% of the shares of the New Fund constitutes a quorum at shareholder meetings, while the declaration of trust of UAM Trust provides that 30% of the shares of the Fund constitutes a quorum at shareholder meetings, except in each case as otherwise required by the 1940 Act.

     SOME SHARE PURCHASE AND REDEMPTION PROCEDURES WILL CHANGE

     As is the case for the existing Fund, the distributor for the New Fund does not charge any fees or sales charges on investments or reinvestments in shares of the New Fund. In addition, the New Fund's procedures for determining its daily net asset value per share will be substantially the same as the Fund's procedures. However, some purchase and redemption procedures will differ:

     The Fund requires a minimum initial investment of $2,500 to open a non-retirement account, $500 to open an individual retirement account and $250 to open a spousal individual retirement account, while the opening of a new account with the New Fund requires an initial minimum investment of $2,000 for non-retirement accounts and $500 for retirement accounts. The minimum purchase for additional shares of the Fund and the New Fund is $100.

     The Fund and the New Fund have different policies regarding the maximum amount that may be redeemed by telephone. The Fund does not limit the amount of shares that may be redeemed by telephone, while the New Fund limits phone redemption requests to $100,000. The Fund allows shareholders to purchase or redeem shares via the Internet, while the New Fund does not.

     The Fund and the New Fund have different policies for closing an account when the value of the account falls below certain thresholds. The Fund reserves the right to close an account without a shareholder's permission if the value of the account falls below $1,250 (50% of the required minimum initial investment); this policy does not apply to retirement accounts or to certain other accounts or if changes in the value of an account are caused by market fluctuations unrelated to redemptions. The Fund notifies shareholders before the liquidation of an account and allows shareholders 60 days to increase the value of the account. The New Fund reserves the right to close an account if the value of the account has fallen below $1,000 as a result of redemption or transfer, and provides shareholders with 30 days' notice of its intention to close an account.

     The Fund requires signature guarantees for written requests for redemptions, separate instruments for assignments of shares ("stock powers"), and all share certificates tendered for redemption. The New Fund requires signature guarantees in connection with certain transactions: (i) a redemption of more than $100,000 worth of shares, (ii) a redemption occurring within 30 days of a change in account registration, (iii) a request that a redemption check be mailed to an address different than the record address and (iv) a request that a redemption check be made payable to a person other than the account owner.

     The New Fund has different policies than the Fund regarding the redemption of shares via wire transfer and systematic withdrawal plans. The Fund does not impose a minimum redemption amount for redemptions via wire transfer, but the

New Fund requires that a minimum of $5,000 of shares be redeemed via wire transfer from all non-retirement accounts. The Fund permits shareholders to establish a systematic withdrawal plan that transfers as little as $100 per month if an account has a balance of at least $10,000; the New Fund does not permit shareholders to establish systematic withdrawal plans.

     The Fund and the New Fund also have different policies with respect to the issuance of certificates. The Fund issues certificates for whole shares upon request, but the New Fund will not issue certificates to shareholders.

     SOME SERVICE PROVIDERS WILL CHANGE.

     SEI Investments Mutual Fund Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, acts as administrator of the Fund. U.S. Bancorp Fund Services, L.L.C., 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, will act as administrator of the New Fund.

     The Chase Manhattan Bank, 3 Metro Tech Center, Brooklyn, New York 11245, serves as custodian of the Fund. PFPC Trust Company, 200 Stevens Drive, Lester, Pennsylvania 19113, will act as custodian of the New Fund.

     DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105, acts as the transfer agent of the Fund. Provident Financial Processing Corporation (an entity not affiliated with the Adviser), 400 Bellevue Parkway, Wilmington, Delaware 19809, will be the transfer agent of the New Fund.

     The distributor of the Fund is Funds Distributor, Inc., 60 State Street, Boston, Massachusetts 02109. The distributor of the New Fund will be Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of the New Fund's administrator.

WHAT ASPECTS OF THE FUND WILL NOT CHANGE AS A RESULT OF THE REORGANIZATION?

     THE INVESTMENT OBJECTIVE, POLICIES AND RISKS WILL NOT CHANGE.

     The investment objective of the Fund is long-term growth of capital, and this will also be the investment objective of the New Fund. The investment policies, restrictions and risks of the New Fund will be identical to the existing Fund, except that instead of investing in approximately 20-30 stocks, as the Fund currently does, the New Fund will seek to achieve its objective by investing in approximately 15-30 stocks. The Fund seeks long-term growth of capital by investing in approximately 20-30 stocks selected by the Adviser, primarily from the stocks contained in the S&P/BARRA Growth and Russell 1000 Growth Indices, and may also invest in companies contained in the S&P/BARRA Value and Russell 1000 Value Indices. It primarily emphasizes large companies with market capitalizations of $5 billion or more at the time of purchase. As with all equity funds, the principal risk that could affect the value of the Fund's shares and the total return on investment in such shares is the possibility that the stocks held by the Fund will decline in value. In addition, as the Fund is not a diversified fund it may invest a greater percentage of its assets in a particular company than a diversified fund, which may cause the value of the Fund's shares to be more sensitive to changes in the market value of a single company than a diversified fund.

     You should review the current prospectus of the Fund dated July 30, 2001 and review "The Principal Goals, Strategies and Risks" section of the accompanying prospectus of the New Fund for additional information.

     THE INVESTMENT MANAGER WILL STAY THE SAME.

     Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101, is the investment manager of the Fund and will manage the New Fund after the reorganization. The same team of Provident's investment professionals currently managing the Fund will manage the New Fund.

     THE TOTAL VALUE OF YOUR FUND SHARES WILL NOT BE AFFECTED

     On the day of the reorganization, you will receive New Fund shares having the same total value as your shares of the Fund. The number of New Fund shares you receive, and their per share price, will also be the same as your shares of the Fund.

     THE REORGANIZATION WILL HAVE NO MATERIAL FEDERAL INCOME TAX CONSEQUENCES.

     When the reorganization takes place, UAM Trust and PIC Trust will receive an opinion of counsel that the reorganization will qualify as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), with each of Fund and New Fund being a "party to a reorganization" within the meaning of Section 368(b) of the Code. As a result, the reorganization will be tax-free for federal income tax purposes for the Fund, New Fund and their respective shareholders. Following the reorganization, the adjusted federal tax basis of your New Fund shares will be the same as the adjusted basis of your Fund shares before the reorganization.

     UAM Trust and PIC Trust have not sought, and will not seek, a private ruling from the Internal Revenue Service ("IRS") with respect to the federal income tax consequences of the reorganization. The opinion of counsel with respect to the federal income tax consequences of the reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisers concerning the potential tax consequences of the reorganization to them, including any applicable foreign, state or local income tax consequences.

     YOU WILL CONTINUE TO RECEIVE DIVIDENDS ANNUALLY.

     The existing Fund typically declares and pays dividends annually in December, and the New Fund will do the same. As is the case for the Fund, all dividends, if any, paid by the New Fund will be reinvested in shares of the New Fund unless you request otherwise in writing. If you have such a request on file for the Fund, it will be applied to your New Fund shares.

     THE FUND'S FORM OF ORGANIZATION AND GOVERNING LAW WILL STAY THE SAME.

     Both PIC Trust and UAM Trust are business trusts organized in Delaware. The operations of the New Fund, like those of the existing Fund, are subject to the provisions of the 1940 Act and to the rules and regulations of the Commission.

     Both PIC Trust and UAM Trust are authorized to issue an unlimited number of shares of beneficial interest of the New Fund and the Fund, respectively. The shares of each series and class of both PIC Trust and UAM Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of its board of trustees can elect all of the trustees if they choose to do so. On each matter submitted to a vote of the shareholders of PIC Trust and UAM Trust, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Shares of all series and classes of both PIC Trust and UAM Trust vote together as a single class except when otherwise required by law or as determined by the members of its respective board of trustees.

     The declarations of trust of PIC Trust and UAM Trust are substantially similar. However, a majority of the members of the Board of Trustees of the PIC Trust must vote to approve matters before the Board of Trustees whereas the Board of Trustees of UAM Trust majority may act by vote of a majority of a quorum. The declaration of trust of PIC Trust provides that 40% of the shares of the New Fund constitutes a quorum at shareholder meetings, while 30% of the shares of the Fund constitutes a quorum for a shareholder meeting of UAM Trust.

HOW WILL THE CAPITALIZATION OF THE NEW FUND COMPARE WITH THE EXISTING FUND?

     The following table sets forth as of January 31, 2002: (i) the capitalization of the existing Fund; (ii) the capitalization of the New Fund; and (iii) the PRO FORMA capitalization of the New Fund, as adjusted to give effect to the reorganization. If the reorganization is completed, the capitalization of the New Fund is likely to be different at the closing date as a result of daily share purchase and redemption activity in the Fund after January 31, 2002.

                                                                      Pro Forma
                                      Existing Fund    New Fund        Combined
                                       -----------    -----------    -----------
Total Net Assets                       $21,130,208    $         0    $21,130,208
Number of Outstanding Shares             5,509,831              0      5,509,831
NAV Per Share                          $      3.84    $      0.00    $      3.84

                          VOTING AND MEETING PROCEDURES

HOW TO VOTE

     This proxy is being solicited by the Board of Trustees of UAM Trust. You can vote by mail or in person at the Meeting.

     To vote by mail, sign and send us the enclosed Proxy voting card in the envelope provided. If you vote by Proxy, you can revoke your Proxy by notifying the Secretary of UAM Trust in writing, or by returning a Proxy with a later date. You can also revoke a Proxy by voting in person at the Meeting. Even if you plan to attend the Meeting and vote in person, please return the enclosed Proxy card. This will help us ensure that an adequate number of shares are present at the Meeting.

     THE BOARD OF DIRECTORS TRUSTEES OF UAM TRUST RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

PROXY SOLICITATION

     In addition to the solicitation of proxies by mail, officers and employees of UAM Trust and the Investment Manager, without additional compensation, may solicit proxies in person or by telephone. The Adviser has not yet retained a solicitor to aid in the solicitation of proxies, although it may do so in the future. The costs associated with those solicitations and the Meeting will be paid by the Adviser and not by the Fund. The Adviser will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for the costs of forwarding soliciting materials to beneficial owners of shares entitled to vote at the Meeting.

QUORUM REQUIREMENTS

     The presence in person or by proxy of 30% of the outstanding shares of the Fund entitled to vote will constitute a quorum for the Meeting. If a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting for any other reason, a person named as proxy may propose one or more adjournments from time to time to permit further solicitation of proxies. The Fund will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the person entitled to vote, and the broker or nominee does not have discretionary voting power on the matter) as shares that are present and entitled to vote for purposes of determining a quorum. A majority of shares represented at the meeting can adjourn the meeting. The persons named as proxies will vote in favor of adjournment those shares which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal.

VOTE REQUIRED

     The Fund will be reorganized only if the reorganization is approved by a majority of its outstanding voting securities. For this purpose, this means the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the Meeting or represented by proxy, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or
(ii) more than 50% of the outstanding voting securities of the Fund. The Fund will count the total number of votes cast "for" approval of the reorganization to determine whether sufficient affirmative votes have been cast. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote.

SHAREHOLDERS ENTITLED TO VOTE

     Shareholders of the Fund at the close of business on February 14, 2002 will be entitled to be present and vote at the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of that date, the Fund had 5,541,623.837 shares outstanding and entitled to vote.

     The following table shows, to the knowledge of management of UAM Trust and PIC Trust, the percentage of the total shares of the Fund owned at the close of business of December 31, 2001 by persons owning beneficially more than 5% of the outstanding shares of the Fund.

     UMBSC & Co. FBO Interstate Brands          93.02%
     Retirement Income Plan
     PO Box 419692
     Kansas City, MO 64141-6692

     UMBSC & Co.                                 5.33%
     FBO IBC Savings Invest - Equity
     P.O. Box 419692
     Kansas City, MO 64141-6692

     The Trustees and officers of UAM Trust as a group owned beneficially less than 1% of the Fund's outstanding shares as of December 31, 2001.

                               GENERAL INFORMATION

     The persons named in the accompanying Proxy will vote in each case as directed in the Proxy, but in the absence of any direction, they intend to vote FOR the proposed reorganization and may vote in their discretion with respect to other matters that may be presented to the Meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

     Management of UAM Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the Proxy holders will vote on them in accordance with their best judgement.

SHAREHOLDER PROPOSALS

     The Meeting is a special meeting of shareholders of the Fund. UAM Trust is not required, nor does it intend, to hold regular annual meetings of the Fund's shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Secretary of UAM Trust. Any proposal to be considered for submission to shareholders must comply with applicable federal and state laws.

LEGAL MATTERS

     Certain legal matters concerning PIC Trust and its participation in the reorganization, the issuance of shares of the New Fund in connection with the reorganization and the tax consequences of the reorganization will be passed upon by Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071. Certain legal matters concerning UAM Trust and its participation in the reorganization will be passed upon by Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103.

INFORMATION INCORPORATED BY REFERENCE

     For more information with respect to PIC Trust and the New Fund concerning the following topics, please refer to the current prospectus of the New Fund accompanying this Proxy Statement as indicated: (i) see the discussions under "Performance" and "Fiscal Expenses" for further information regarding the New Fund's performance and expenses; (ii) see the discussion under "The Principal Goals, Strategies and Risks of the [New] Fund" for further information regarding management of the New Fund; and (iii) see the discussions under "Your Account" and "Shareholder Account Policies" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

     For more information with respect to UAM Trust and the Fund concerning the following topics, please refer to the Fund's Prospectus as indicated: (i) see the discussions under "How Has the Fund Performed?" and "What are the Fund's Fees and Expenses?" for further information regarding the Fund's performance and expenses; (ii) see the discussions under "What are the Fund's Principal Investment Strategies" and "Additional Information About The Fund - Investment Management" for further information regarding management of the Fund; and (ii) see the discussion under "Investing with the UAM Funds" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

FINANCIAL STATEMENTS

     The annual financial statements and financial highlights of the Fund for the period ended April 30, 2001 have been audited by PricewaterhouseCoopers LLP, independent accountants, to the extent indicated in their report thereon, and have been incorporated by reference into the Statement of Additional Information to this Proxy Statement/Prospectus in reliance upon such report given upon the authority of such firm as an expert in accounting and auditing. PricewaterhouseCoopers LLP will continue to act as independent accountants of the New Fund.

     The unaudited semi-annual financial statements and financial highlights of the Fund for the six months ended October 31, 2001 also have been incorporated by reference into the Statement of Additional Information to the Proxy Statement/Prospectus.

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     This Combined Proxy Statement and Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which PIC Trust and UAM Trust have filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933 and the 1940 Act, to which reference is hereby made. The Commission file number for PIC Trust's registration statement containing the current Prospectus and Statement of Additional Information for the New Fund is Registration No. 811-6498. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The Commission file number for the UAM Trust's registration statement containing the current Prospectus and Statement of Additional Information for the Fund is Registration No. 811-08605. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

     PIC Trust and UAM Trust are subject to the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information with the Commission.

     PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY TO ASSURE A QUORUM AT THE MEETING.

                                        LINDA T. GIBSON
                                        VICE PRESIDENT AND SECRETARY

                       STATEMENT OF ADDITIONAL INFORMATION

                              PIC INVESTMENT TRUST
                              300 North Lake Avenue
                           Pasadena, California 91101
                            Telephone: (800) 618-7643

                                 UAM FUNDS TRUST
                              PIC TWENTY PORTFOLIO
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                            Telephone: (877) 826-5465

     This Statement of Additional Information relates to the proposed reorganization of the PIC Twenty Portfolio series of UAM Funds Trust (the "Old Fund") into the Provident Investment Counsel Twenty Fund I series of PIC Investment Trust (the "New Fund"). It consists of this cover page. This Statement of Additional Information is not a prospectus. A Combined Proxy Statement and Prospectus dated January 31, 2002 relating to the proposed reorganization may be obtained from the PIC Investment Trust at the telephone number and address above. This Statement of Additional Information relates to, and should be read in conjunction with, that Combined Proxy Statement and Prospectus.

     The following documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference and accompany this Statement of Additional Information:

     * The Statement of Additional Information of the New Fund dated January 31, 2002;

     * The Annual Report of the Old Fund (which includes financial statements) for the fiscal year ended April 30, 2001; and

     * The Semi-Annual Report to the Shareholders of the Old Fund (which includes financial statements) for the six months ended October 31, 2001.

     The date of this Statement of Additional Information is February 14, 2002.

                                TABLE OF CONTENTS

Appendix 1     Statement of Additional Information of the New Fund

Appendix 2     Annual Report of the Old Fund

Appendix 3     Semi-Annual Report of the Old Fund

     Pro forma financial statements are not included as the Old Fund is being reorganized into the New Fund, which is newly created and does not have material assets or liabilities.

================================================================================


















                                   APPENDIX 1

              STATEMENT OF ADDITIONAL INFORMATION OF THE NEW FUND
























================================================================================

                              PIC INVESTMENT TRUST

                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

                       Statement of Additional Information
                                January 31, 2002

This Statement of Additional Information ("SAI") is not a prospectus and it should be read in conjunction with the prospectus dated January 31, 2002, as may be amended, of the Provident Investment Counsel Twenty Fund I (the "Fund"), a series of PIC Investment Trust (the "Trust").

Provident Investment Counsel (the "Advisor") is Advisor to the Fund. A copy of the Fund's prospectus may be obtained from the Trust at 300 North Lake Avenue, Pasadena, CA 91101-4106, telephone (818) 449-8500.

Table Of Contents

Description of Permitted Investments........................................   1
Borrowing...................................................................   1
Debt Securities.............................................................   1
Derivatives.................................................................  13
Equity Securities...........................................................  21
Foreign Securities..........................................................  27
Investment Companies........................................................  31
Repurchase Agreements.......................................................  31
Restricted Securities.......................................................  32
Securities Lending..........................................................  32
Short Sales.................................................................  32
When Issued Transactions....................................................  33
Investment Policies of the Fund.............................................  34
Management..................................................................  35
Investment Advisory and Other Services......................................  38
Brokerage Allocation and Other Practices....................................  40
Additional Purchase and Redemption Information..............................  42
Net Asset Value.............................................................  42
Taxation....................................................................  42
Dividends and Distributions.................................................  43
Performance Information.....................................................  43
Capital Stock and General Information.......................................  45
Financial Statements........................................................  47
Appendix-Ratings............................................................  47

                      DESCRIPTION OF PERMITTED INVESTMENTS

As described in the Fund's prospectus, the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in "Investment Policies of the Fund."

BORROWING

The Fund may borrow money, as permitted by its fundamental investment objectives.:

* It may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed);
* It may borrow up to an additional 5% of its total assets from anyone for temporary purposes;
* It may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and
* It may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Borrowing is a form of leverage, which may magnify the Fund's gain or loss. To mitigate the risks of leverage, the Fund will limit the amount it may borrow to not more than 33 1/3% of its total assets, taken at market value. In addition, the Fund will only borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

DEBT SECURITIES
Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES

U.S. GOVERNMENT SECURITIES

U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

*    By the right of the issuer to borrow from the U.S. Treasury;
* By the discretionary authority of the U.S. government to buy the obligations of the agency; or
*    By the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

CORPORATE BONDS

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)

GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)

FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)

FHLMC is a shareholder-owned corporation government sponsored enterprise. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES

These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs typically pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A Real Estate Mortgage Investment Conduit (a "REMIC") is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS

To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS

The Fund will only invest in a security issued by a commercial bank if the bank:

* Has total assets of at least $1 billion, or the equivalent in other currencies;
*    Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and
* Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

TIME DEPOSITS

Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT

Certificates of deposit are negotiable certificates issued against money deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE

A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER

Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS

Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES".

ZERO COUPON BONDS

These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its assets to generate sufficient cash to satisfy certain income distribution requirements. These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U. S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND

MATURITY

Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION

Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES

The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing its effective duration, which may adversely affect its expected performance.

EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted. Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), Duff & Phelps Rating Co. and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Unless, otherwise stated in the Fund's prospectus, the Fund can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its assets by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

TYPES OF DERIVATIVES

FUTURES

A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or Boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, or custodian bank when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. The opposite is also true. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS

An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

*    Allowing it to expire and losing its entire premium;
* Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
*    Closing it out in the secondary market at its current price.

SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. The Fund can cover a call option by owning:

* The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
* A call option on the same security or index with the same or lesser exercise price;
* A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
* Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
* In the case of an index, the fund of securities that corresponds to the index.

The Fund can cover a put option by:

*    Entering into a short position in the underlying security;
* Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
* Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
*    Maintaining the entire exercise price in liquid securities.

OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its assets.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

* Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).
* Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.
*    Do not require an initial margin deposit.
* May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES

A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of certain assets at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

EQUITY SWAPS -- In a typical equity index swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

INTEREST RATE SWAPS -- Interest rate swaps are financial instruments that involve the exchange on one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

CURRENCY SWAPS -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

CORRELATION OF PRICES

The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the assets the Fund it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

* Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
* A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and
* Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY

Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

* Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
*    Have to purchase or sell the instrument underlying the contract;
*    Not be able to hedge its investments; and
*    Not be able realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

* An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;
* Unusual or unforeseen circumstances may interrupt normal operations of an exchange;
* The facilities of the exchange may not be adequate to handle current trading volume;
* Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or
* Investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK

If the adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

VOLATILITY AND LEVERAGE

The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

*    Actual and anticipated changes in interest rates;
*    Fiscal and monetary policies; and
*    National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES

COMMON STOCKS

Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's Board of directors.

PREFERRED STOCKS

Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES

Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).
Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. In addition, they are also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS

A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES

GENERAL RISKS OF INVESTING IN STOCKS

While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

* Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;
* Factors affecting an entire industry, such as increases in production costs; and
* Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES

Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES

Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

* They can invest directly in foreign securities denominated in a foreign currency;
* They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and
*    They can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS (ADRS)

American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

EMERGING MARKETS

An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS

Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only the proportionate share of the expenses of the Fund itself (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS

Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

* The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

* Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

* The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

* The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

* A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION

There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK

The adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways:

* They are generally more volatile and not as developed or efficient as than those in the United States;
*    They have substantially less volume;
* Their securities tend to be less liquid and to experience rapid and erratic price movements;
* Commissions on foreign stocks are generally higher and subject to set minimum rates, as opposed to negotiated rates;
* Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets; and
* They may have different settlement practices, which may cause delays and increase the potential for failed settlements.

FOREIGN CURRENCY RISK

While the Fund denominates its net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

* It may be expensive to convert foreign currencies into United States dollars and vice versa;
* Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;
* Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;
* There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

* Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and
* The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES

Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS

Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

*    Have relatively unstable governments;
* Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;
*    Offer less protection of property rights than more developed countries; and
* Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

THE EURO

The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is replacing the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The Fund also anticipates pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the Fund expects the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

* Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?
* Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?
*    How will existing currencies be exchanged into Euro?
* Will suitable clearing and settlement payment systems for the new currency be created?

INVESTMENT COMPANIES

The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests.

REPURCHASE AGREEMENTS

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.
When the Fund enters into a repurchase agreement it will:

* Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and
* Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES

The Fund may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING

The Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. When the Fund lends its securities, it will follow the following guidelines:

* The borrower must provide collateral at least equal to the market value of the securities loaned;
* The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;
* The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);
*    It must be able to terminate the loan at any time;
* It must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and
*    It must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When the Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

* Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and
*    Experience delays in recovering its securities.

SHORT SALES

DESCRIPTION OF SHORT SALES

Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

*    Take advantage of an anticipated decline in prices.
*    Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX

In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

                         INVESTMENT POLICIES OF THE FUND

The following investment limitations are fundamental, which means the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

* Concentrate its investments in securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the United States government or its agencies or instrumentalities or when the portfolio adopts a temporary defensive position).
*    Issue senior securities, except as permitted by the 1940 Act.
*    Invest in physical commodities or contracts on physical commodities.
* Purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.
* Make loans except (i) that the acquisition of investment securities or other investment instruments in accordance with the Fund's prospectus and statement of additional information shall not be deemed to be the making of a loan; and (ii) that the Fund may lend its portfolio securities in accordance with applicable law and the guidelines set forth in the Fund's prospectus and statement of additional information, as they may be amended from time to time.
*    Underwrite the securities of other issuers.
* Borrow money, except to the extent permitted by applicable law and the guidelines set forth in the Fund's prospectus and statement of additional information, as they may be amended from time to time.

NON-FUNDAMENTAL POLICIES

The following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund will not:

* Purchase on margin or sell short except that the Fund may purchase futures as described in the prospectus and this SAI.
*    Invest in other investment companies except as permitted by the 1940 Act.
* Invest more than an aggregate of 15% of its net assets in securities that are subject to legal or contractual restrictions on resale (restricted securities) or securities for which there are no readily available markets (illiquid securities).

                                   MANAGEMENT

     The overall management of the business and affairs of the Trust and the Fund is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day to day operations of the Trust are delegated to its officers, subject to the investment objectives and policies and to general supervision by the Board of Trustees.

     The following table lists the Trustees and officers of the Trust, their business addresses and principal occupations during the past five years. Unless otherwise noted, each individual has held the position listed for more than five years.

Name, Address                       Position(s) Held      Principal Occupation(s)
and Age                             With the Trust        During Past 5 Years
-------                             --------------        -------------------
Thomas M. Mitchell* (age 56)        Trustee and           Managing Director of the Advisor since
300 North Lake Avenue               President             May 1995. Executive Vice President of the
Pasadena, CA 91101                                        Advisor from May 1983 to May 1999


Jettie M. Edwards (age 54)          Trustee               Consulting principal of Syrus Associates
76 Seaview Drive                                          (consulting firm) since 1986; Director of the
Santa Barbara, CA 93108                                   PBHG Funds, Inc. since 1995; Director of PBHG
                                                          Insurance Series Fund, Inc.; Trustee of EQ
                                                          Advisors Trust since 1997

Richard N. Frank (age 76)           Trustee               Chief Executive Officer, Lawry=s
234 E. Colorado Blvd.                                     Restaurants, Inc. (restaurant company) since
Pasadena, CA 91101                                        1995; formerly, Chairman of Lawry=s Foods, Inc.
                                                          (restaurants and food seasoning)

James Clayburn LaForce (age 76)     Trustee               Dean Emeritus, John E. Anderson Graduate
P.O. Box 1585                                             School of Management, University of
Pauma Valley, CA 92061                                    California, Los Angeles since 1993. Director
                                                          of The BlackRock Funds and Trustee of The
                                                          Payden & Rygel Investment Trust and Trust for
                                                          Investment Managers (registered investment
                                                          companies). Director of the Timken Co. (bearings
                                                          and alloy steel manufacturing firm) since 1994 and
                                                          Jacobs Engineering Group (engineering firm).

Angelo R. Mozilo (age 61)           Trustee               Chairman, CEO and President of Countrywide
155 N. Lake Avenue                                        Credit Industries (mortgage banking)
Pasadena, CA 91101                                        (mortgage banking) since 1968

Wayne H. Smith (age 58)             Trustee               Vice President-Financial Services of Avery
150 N. Orange Grove Blvd.                                 Dennison Corporation (pressure sensitive
Pasadena, CA 91103                                        material and office products manufacturer) since
                                                          June 2001; Vice President and Treasurer of
                                                          Avery Dennison Corporation 1979 - June 2001.
                                                          Director, Sunlaw Energy Company (electrical power
                                                          company) since February 2002.

Thomas J. Condon* (age 61)          Trustee               Managing Director of the Advisor since 1995.
300 North Lake Avenue
Pasadena, CA 91101

Aaron W.L. Eubanks, Sr. (age 37)    Vice President        Chief Operating Officer of the Advisor since
300 North Lake Avenue               and Secretary         August 1999; formerly, Director of Operations
Pasadena, CA 91101                                        of the Advisor


William T. Warnick (age 31)         Vice President        Chief Financial Officer of the Advisor since
300 North Lake Avenue               and Treasurer         August 1999; formerly, Controller of the
Pasadena, CA 91101                                        Advisor

----------
* denotes Trustees who are "interested persons" of the Trust or Fund under the 1940 Act.

     As of the date of this Prospectus, the Trustees have not received compensation from the Fund. The trustees receive from the Trust $10,000 per year plus $500 per meeting with is allocated evenly among all Series in the Trust. With respect to other Series within the PIC Funds, the Trustees have received compensation as set forth in the following table. No other compensation or retirement benefits were received by any Trustee or officer from the Registrant or other registered investment company in the "Fund Complex."

                                                Deferred             Total
                                              Compensation        Compensation
                             Aggregate       Accrued as Part     From Trust and
                            Compensation        of Trust          Fund Complex
Name of Trustee              from Trust         Expenses         paid to Trustee
---------------              ----------         --------         ---------------
Jettie M. Edwards             $12,000            $   -0-             $24,000
Wayne H. Smith                $12,000            $   -0-             $24,000
Richard N. Frank              $   -0-            $11,500             $23,000
James Clayburn LaForce        $   -0-            $12,000             $24,500
Angelo R. Mozilo              $   -0-            $12,000             $24,000

     As of December 31, 2001 shares of the Fund owned by the Trustees and officers as a group were less than 1%.

                             PRINCIPAL SHAREHOLDERS

As of December 31, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of the Fund:

NAME AND ADDRESS OF SHAREHOLDER                       PERCENTAGE OF SHARES OWNED
-------------------------------                       --------------------------
UMBSC & Co FBO Interstate Brands                                93.02%
Retirement Income Plan 340419126
P.O .Box 419692
Kansas City, MO 64141-6692

UMBSC & Co.                                                      5.33%
FBO IBC Savings Invest - Equity
P.O. Box 419692
Kansas City, MO 64141-6692

Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Provident Investment Counsel (PIC), located at 300 North Lake Avenue, Pasadena, California 91101, is the investment adviser to the Fund. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The adviser has provided investment management services to a variety of investors since 1951.

The Adviser is an indirect, wholly owned subsidiary of Old Mutual plc, a public limited company based in the United Kingdom. Old Mutual is a financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance.

INVESTMENT ADVISORY AGREEMENT

SERVICES PERFORMED BY ADVISER

The adviser:

*    Manages the investment and reinvestment of the Fund's assets;
* Continuously reviews, supervises and administers the investment program of the Fund; and
* Determines what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

LIMITATION OF LIABILITY

In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

CONTINUING AN INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually:

* By a majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and
* By a majority of the Board Members or by a majority of the shareholders of the Fund.

TERMINATING AN INVESTMENT ADVISORY AGREEMENT

The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

* A majority of the Fund's shareholders vote to do so or a majority of Board Members vote to do so; and
*    It gives the adviser 60 days' written notice.

The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

ADVISORY FEES

For its services, the Fund pays its adviser a fee calculated at an annual rate of .90% of its average daily net assets. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the adviser. For the last two fiscal periods, during which the Fund was a series of the UAM Funds Trust, the Fund paid the following in advisory fees to the adviser:

  Fiscal        Investment Advisory     Investment Advisory     Total Investment
Period End           Fees Paid              Fees Waived           Advisory Fee
----------           ---------              -----------           ------------
 4/30/00              $29,137                 $ 57,233              $ 86,370
 4/30/01              $85,645                 $153,602              $239,247

DISTRIBUTOR

Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 is the Trust's distributor.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund has adopted a Shareholder Servicing Plan. Pursuant to the Plan, the Adviser will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of the Fund. As compensation for the provision of such services, the Fund will pay the Adviser a fee of 0.15% of the

Fund's average daily net assets on an annual basis, payable monthly. The Adviser may pay certain banks, trust companies, broker-dealers, and other institutions (each a "Participating Organization") out of the fees the Adviser receives from the Fund under the Plan to the extent that the Participating Organization performs shareholder servicing functions for the Fund with respect to shares of the Fund owned from time to time by customers of the Participating Organization. In certain cases, the Adviser may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Fund.

Pursuant to the Shareholder Servicing Plan, the Adviser will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Fund's shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Fund to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Fund registered in the name of the Adviser, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

The Adviser may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Fund for their customers. Under these arrangements, the Transfer Agent will ordinarily maintain an omnibus account for a Participating Organization and the Participating Organization will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed upon by the Participating Organization and the customer, for the services it provides. Customers of participating Organizations should read the Fund's Prospectus in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization to its customers prior to any purchase of shares.

THE ADMINISTRATOR

     The Fund pays a monthly administration fee to U.S. Bancorp Fund Services, LLC, for managing its administrative and business affairs. The administration fee rate is 0.10% of net assets subject to a minimum annual fee of $40,000. The Administrator and Distributor are affiliated companies.

For the last two fiscal years, during which the Fund was a series of UAM Funds Trust, the Fund paid the following in administration fees to its former administrator, UAM Fund Services, Inc.:

     Fiscal Year End                             Total Administration Fee
     ---------------                             ------------------------
         4/30/01                                         $90,811
         4/30/00                                         $32,776

CUSTODIAN

Provident National Bank, 200 Stevens Drive, Lester PA 19113, provides for the custody of the Fund's assets.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as independent accountant for the Fund.

CODE OF ETHICS

The Fund and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to their particular code of ethics to invest in securities, including securities that may be purchased or held by the Fund.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

SELECTION OF BROKERS

The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Investment Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Fund. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the Fund may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

During the fiscal year ended April 30, 2001, the total amount of securities transactions for the Funds was $78,631,767. The total amount of transactions effected through providing research was $18,746,131 and the brokerage commissions paid to brokers providing research was $23,747.

It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

As of April 30, 2001 the Fund held 17,000 shares, worth $1,067,430, of Morgan Stanley Dean Witter, one of its regular brokers or dealers as defined in rule 10b-1 of the 1940 Act.

SIMULTANEOUS TRANSACTIONS

The adviser makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Fund, in a fair and reasonable manner.

BROKERAGE COMMISSIONS

EQUITY SECURITIES

Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

DEBT SECURITIES

Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

COMMISSIONS PAID

For the last two fiscal periods, during which the Fund was a series of UAM Funds Trust, the Fund paid the following in brokerage commissions.

     Fiscal Year End                              Brokerage Commissions
     ---------------                              ---------------------
         4/30/01                                         $53,420
         4/30/00                                         $65,601

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Reference is made to the prospectus for additional information about purchase and redemption of shares. You may purchase and redeem shares of the Fund on each day on which the New York Stock Exchange ("Exchange") is open for trading. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and

Christmas Day. However, the Exchange may close on days not included in that announcement.

                                 NET ASSET VALUE

     The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the Exchange (normally 4:00 p.m. Eastern time) each business day.

     The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Fund outstanding at such time.

     Equity securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be other-the-counter. Debt securities may be valued based on prices provided by a pricing service which such prices are believed to reflect the fair market value of such securities. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board of Trustees.

                                    TAXATION

     The Fund will be taxed as a separate entity under the Internal Revenue Code (the "Code"), and intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that the Fund qualifies, the Fund (but not its shareholders) will be relieved of federal income tax one their investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

     In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90%of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

     Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

     The Fund is required to withhold as portion of dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold a portion of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

                             PERFORMANCE INFORMATION

TOTAL RETURN

     Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

                                         n
                                 P(1 + T)  = ERV

where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     The Fund's average annual total return for the periods ending October 31, 2001 are as follows*:

One Year                 -58.09%
Since Inception**        -41.94%

----------
* Certain fees and expenses of the Fund have been reimbursed from inception. Accordingly, return figures are higher than they would have been had such fees and expenses not been reimbursed.
**   The inception date for the Fund was December 29, 1999.

YIELD

     Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                          YIELD = 2 [(a-b + 1){6} - 1]
                                      ---
                                       cd

where a equals dividends and interest earned during the period; b equals expenses accrued for the period, net of reimbursements; c equals the average daily number of shares outstanding during the period that are entitled to receive dividends and; d equals the maximum offering price per share on the last day of the period.

     Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

OTHER INFORMATION

     Performance data of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

                      CAPITAL STOCK AND GENERAL INFORMATION

THE TRUST

The Fund is a non-diversified series of the Trust, which is an open-end management investment company, organized as a Delaware business trust on December 11, 1991. We intend the Fund to commence operations by the end of March 2002, upon the approval and the completion of the reorganization of a series of UAM Funds Trust, a separate registered investment company, into the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created twelve series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to the Fund are allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of the Fund.

     The Fund is one of a series of shares of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations.

     The Declaration of Trust further provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held.

     The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one per cent of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its shares. If not so terminated, the Trust will continue indefinitely.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Boards of the Trust, the Fund, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Fund.

                              FINANCIAL STATEMENTS

     The annual report to shareholders of the Fund for the fiscal year ended April 30, 2001 and the semi-annual report to shareholders of the Fund for the six-month period ended October 31, 2001, during which it was a series of UAM Funds Trust, are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent accountants (applicable to the annual report) appearing therein are incorporated by reference into this SAI.

                                    APPENDIX
                             DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE, INC.: CORPORATE BOND RATINGS

     Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S RATINGS GROUP: CORPORATE BOND RATINGS

     AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

COMMERCIAL PAPER RATINGS

     Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

================================================================================


















                                   APPENDIX 2

                          ANNUAL REPORT OF THE OLD FUND
























================================================================================

UAM Funds
Funds for the Informed Investor/SM/



PIC Twenty Portfolio
Annual Report                                                     April 30, 2001





                                                                          UAM(R)

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2001

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter .......................................................   1

Statement of Net Assets ....................................................   6

Statement of Operations ....................................................   8

Statement of Changes in Net Assets .........................................   9

Financial Highlights .......................................................  10

Notes to Financial Statements ..............................................  11

Report of Independent Accountants ..........................................  15
--------------------------------------------------------------------------------

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2001

--------------------------------------------------------------------------------
April 30, 2001

Fellow Shareholders:

Performance Review

The last year was a challenging year for us. We were disappointed, but not surprised. To put 2000 into perspective, it was the worst year for the S&P 500 Index since 1977, the worst year for the NASDAQ since 1972, and the worst year for the Dow since 1981. The Portfolio was down 44% for the twelve months ended April 30, 2001. Most of the damage came during the fourth quarter 2000 when the Portfolio's holdings were hampered by exposure in the technology sector, a sector that was down 64% for the year 2000. Specifically, our holdings in Cisco, Nokia, Qlogic and EMC hurt the Portfolio the most, with defensive positions in Tyco International, Safeway, and Lowe's providing most of the positive return. Our defensive positions helped in February and March 2001 when the Portfolio increased its cash holding during a time when the S&P 500 Index was down 15% for those two months.

Year 2000-2001 Market Review

Securities markets began 2000 with a continuation of 1999's strong technology-driven market. This advance came to an abrupt halt in March and April of 2000, when investors began to question the valuations of high price-to-earnings stocks. Throughout the summer and into early fall 2000, sentiment shifted dramatically between sectors. Starting in mid-October 2000 continuing weak economic statistics and unexpected weaker profits and revenue growth in selected technology companies began to signal a clear economic slowdown. The last ten weeks of the year and the entire first calendar quarter of 2001 have been difficult for investors and especially so for growth stock investors. Since mid-October 2000, we believe investor sentiment deteriorated significantly in light of an outlook for slower growth in the U.S. economy, an uncertain political environment, and a major reevaluation of price-to-earnings multiples. The significant price declines of most growth stocks were derived from a new consensus that capital expenditures in 2001 and beyond will be significantly affected by the slowing economy.

After the steep decline of stock market values in the 4th quarter of 2000, optimism was high as investors looked to the aggressive January 2001 Federal Reserve discount rate cuts as a harbinger of better times to come. However, this optimism faded quickly during February and March 2001 as the continuing onslaught of weaker economic data and company fundamental forecasts for future revenue and earnings growth continued to disappoint investor expectations. This pessimism has

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2001
--------------------------------------------------------------------------------

been exacerbated by investor disappointment that the Federal Reserve did not act even more aggressively in reducing short-term interest rates. The result has been that all stocks have suffered, but particularly, growth stocks. Large cap growth equities are in as severe a bear market as was experienced in the 1973-4 period. Historically, severe bear markets are accompanied either by dramatically rising inflation, or conversely, severe deflation, sky-high interest rates, a steeply inverted yield curve, and/or high price-to-earnings ratios. Only when two or more of these conditions are present have bear markets become protracted. Currently, only one of these conditions is present, above-average price-to-earnings ratios for the broad-based growth stock universe, and those have come down to more normal levels with the recent decline.

Fund Strategy and Outlook

We continue our unwavering belief that the secular opportunities in broadband infrastructure, web-enabling software, data storage, and exciting opportunities in the health care area are the correct areas of concentration. However, with continued economic softness and the Fed's aggressive easing of interest rates during the first quarter of 2001, we are also looking for early cycle plays in areas like retail and finance. We also intend to take advantage of sectors or areas that seem inordinately beaten down. Many stocks in the semiconductor area are becoming quite attractive, as the current environment has discounted not a slowdown but a full-blown recession. While this industry has some short-term inventory issues to correct, we believe strategic purchases of semiconductor manufacturing companies and semiconductor capital equipment companies will be rewarded later in the year.

We still believe that we are at the beginning of the current information revolution, and that this current cycle of innovation will continue for some time to come. As with any dramatic technology change, it is normal to experience periods of over-and under-valuation. Investor questioning of the valuation levels is an ongoing process. Early in 2000 investor expectations, including our own were, in hindsight, overly optimistic. We are in a new valuation environment for growth where future revenue and earnings growth must be visible, not just anticipated. However, we have not seen an end to premium valuations for companies that offer and are able to deliver future superior growth. The current lack of investor confidence toward the economic outlook, and the concomitant view that most technology companies will not be able to weather the storm without serious revenue and earnings disappointments is, in our view, too pessimistic. We are confident that superior stock

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2001
--------------------------------------------------------------------------------

selection in attractive growth areas may provide strong absolute and relative long-term returns. We firmly believe that we are in the right areas if we extend our time horizon beyond a six-month time period.

Valuations remain the key--We believe investor psychology today toward growth stocks and particularly, high growth stocks, is incredibly negative. However, with the easing of monetary policy and a continuation of the tremendous demand for certain technologies, we are looking for these future growth leaders to regain their luster by virtue of being able to sustain their high rates of revenue and earnings growth. While information technology expenditures may be temporarily delayed, second half expenditures in such selected areas as data storage, software, and web infrastructure should pick up. This pick-up should start to be discounted in the price of stocks well in advance of the actual event. While the news has been fairly negative during the first three months of 2001, we expect a more optimistic outlook as investors look ahead to an improving economy in the 2nd half of the year.

While psychology and sentiment can drive valuations over any short-term period, over most intermediate and long-term time horizons, valuations usually end up being quite fundamentally based. We are "sticking" with the current major themes in the Portfolio, themes that have largely been in place since August of last year. While we will continue to make modest shifts in emphasis, we believe "best of breed" companies will outperform the market once company fundamentals are again taken into consideration by investors. Finally, we still expect positive GDP growth year-over-year. Coupled with an accommodative Fed, stable inflation, and a positive interest rate environment, we think the end of the bear market in growth is near at hand. While the economic and earnings news will be negative during the coming months, we expect a more friendly market, as investors look ahead to an improving environment in the latter part of this year and into 2002. The final catalyst to an improving market environment could well be provided by the passage of tax cuts in the coming months. While the near-term economic impact will be modest, the impact to investor psychology could be significant.

Thank you for your continued confidence in Provident Investment Counsel.

Provident Investment Counsel's
Portfolio Management Team

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2001

--------------------------------------------------------------------------------

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.


                      Definition of the Comparative Index
                      -----------------------------------

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment

                                    [GRAPH]

                     ------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                     FOR THE PERIODS ENDED APRIL 30, 2001
                     ------------------------------------
                                     Since
                           1 Year          12/29/99*
                     ------------------------------------
                          -43.60%           -36.83%
                     ------------------------------------

    --------------------------------    ---------------------------------------------------
    Initial Investment Date 12/29/99    Jan 00   Apr 00   Jul 00   Oct 00   Jan 01   Apr 01
    --------------------------------    ------   ------   ------   ------   ------   ------
       PIC Twenty Portfolio  $10,000   $ 9,070  $ 9,610  $ 9,349  $ 8,779   $7,339   $5,419
              S&P 500 Index  $10,000   $10,057  $10,506  $10,379  $10,398   $9,966   $9,143
    --------------------------------
          Index start date: 11/30/99

 *   Beginning of operations.
** If the adviser had not limited certain expenses, the portfolio's total return would have been lower.

   All performance presented in this report is historical and should not be construed as a guarantee of future results.
          The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          A portfolio's performance assumes the reinvestment of all
                         dividends and capital gains.

         Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses.
        If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            APRIL 30, 2001

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
COMMON STOCKS - 94.1%

                                                        Shares         Value
                                                      ----------   ------------
COMMUNICATIONS -- 2.8%
   Ciena* ...........................................     13,600   $    748,816
                                                                   ------------
COMPUTERS & SERVICES -- 18.9%
   BEA Systems* .....................................     15,400        629,090
   Check Point Software Technologies ................     13,900        871,947
   EMC* .............................................     27,020      1,069,992
   Mercury Interactive* .............................     25,800      1,706,670
   Sun Microsystems* ................................     45,180        773,482
                                                                   ------------
                                                                      5,051,181
                                                                   ------------
ELECTRICAL SERVICES -- 4.5%
   Calpine* .........................................     21,300      1,213,887
                                                                   ------------
FINANCIAL SERVICES -- 7.8%
   American Express .................................     23,700      1,005,828
   Morgan Stanley Dean Witter .......................     17,000      1,067,430
                                                                   ------------
                                                                      2,073,258
                                                                   ------------
MANUFACTURING -- 5.1%
   Tyco International ...............................     25,300      1,350,261
                                                                   ------------
MEDIA-TV/RADIO/CABLE -- 4.4%
   Comcast, Cl A* ...................................     27,000      1,185,570
                                                                   ------------
PETROLEUM & FUEL PRODUCTS -- 7.8%
   Enron ............................................     17,000      1,066,240
   Nabors Industries* ...............................     17,000      1,013,540
                                                                   ------------
                                                                      2,079,780
                                                                   ------------
PHARMACEUTICALS -- 17.4%
   Allergan .........................................     10,200        775,200
   Forest Laboratories* .............................     16,950      1,036,492
   Idec Pharmaceuticals* ............................     23,700      1,166,040
   Pfizer ...........................................     38,250      1,656,225
                                                                   ------------
                                                                      4,633,957
                                                                   ------------
RETAIL-SPECIALTY -- 11.0%
   Home Depot .......................................     26,700      1,257,570
   Lowe's ...........................................     13,400        844,200
   Safeway* .........................................     15,090        819,387
                                                                   ------------
                                                                      2,921,157
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  PIC TWENTY PORTFOLIO
                                                           APRIL 30, 2001
--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                        Shares        Value
                                                      ----------   ------------
SEMICONDUCTORS/INSTRUMENTS -- 14.4%
   Analog Devices* .................................      23,700   $  1,121,247
   Applied Materials* ..............................      23,700      1,294,020
   Texas Instruments ...............................      36,500      1,412,550
                                                                   ------------
                                                                      3,827,817
                                                                   ------------
   TOTAL COMMON STOCKS
      (Cost $26,715,855) ...........................                 25,085,684
                                                                   ------------
SHORT-TERM INVESTMENT -- 12.4%
                                                         Face
                                                        Amount
                                                      ----------
REPURCHASE AGREEMENT -- 12.4%
   Chase Securities, Inc. 4.30%, dated 04/30/01,
     due 05/01/01, to be repurchased at $3,312,396,
     collateralized by $3,262,506 of various
     U.S. Treasury Notes, valued at
     $3,418,936 (Cost $3,312,000) ..................  $3,312,000      3,312,000
                                                                   ------------
   TOTAL INVESTMENTS -- 106.5%
     (Cost $30,027,855) (a) ........................                 28,397,684
                                                                   ------------
   PAYABLE FOR INVESTMENT SECURITIES
     PURCHASED -- (6.4%) ...........................                 (1,713,037)
   OTHER ASSETS AND LIABILITIES, NET -- (0.1%) .....                    (34,813)
                                                                   ------------
 NET ASSETS CONSIST OF:
   Paid in Capital .................................                 39,191,452
   Accumulated Net Realized Loss ...................                (10,911,447)
   Net Unrealized Depreciation .....................                 (1,630,171)
                                                                   ------------
   TOTAL NET ASSETS -- 100.0%                                      $ 26,649,834
                                                                   ============
   Institutional Class Shares:
   Shares Issued and Outstanding
    (Unlimited authorization, no par value) ........                  4,914,857

   Net Asset Value, Offering and Redemption
     Price Per Share ...............................                      $5.42
                                                                          =====

  * Non-income producing security
 Cl Class
(a) The cost for federal income tax purposes was $30,302,694. At April 30, 2001, net unrealized depreciation for all securities based on tax cost was $1,905,010. This consisted of aggregate gross unrealized appreciation for all securities of $976,118 and aggregate gross unrealized depreciation for all securities of $2,881,128.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      PIC TWENTY PORTFOLIO
                                               FOR THE YEAR ENDED APRIL 30, 2001
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

Investment Income
Dividends ......................................................   $     51,343
Interest .......................................................         87,673
                                                                   ------------
   Total Income ................................................        139,016
                                                                   ------------
Expenses
Investment Advisory Fees -- Note B .............................        239,247
Administrative Fees -- Note C ..................................         90,811
Shareholder Servicing Fees -- Note F ...........................         90,002
Filing and Registration Fees ...................................         23,342
Printing Expenses ..............................................         20,251
Audit Fees .....................................................         12,300
Trustees' Fees -- Note E .......................................          4,300
Legal Fees .....................................................          3,500
Custodian Fees .................................................          3,392
Other Expenses .................................................         12,801
                                                                   ------------
   Total Expenses ..............................................        499,946
Less:
Waiver of Investment Advisory Fees -- Note B ...................       (153,602)
                                                                   ------------
   Net Expenses Before Expense Offset ..........................        346,344
Expense Offset -- Note A .......................................           (764)
                                                                   ------------
Net Expense After
Expense Offset .................................................       (345,580)
                                                                   ------------
Net Investment Income ..........................................       (206,564)
                                                                   ------------
Net Realized Loss on Investments ...............................     (9,344,136)
Net Change in Unrealized Appreciation (Depreciation)
   on Investments ..............................................     (4,227,980)
                                                                   ------------
Net Loss on Investments ........................................    (13,572,116)
                                                                   ------------
Net Decrease in Net Assets Resulting from Operations ...........   $(13,778,680)
                                                                   ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  PIC TWENTY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                      Year        December 29,
                                                                     Ended          1999* to
                                                                 April 30, 2001  April 30, 2000
                                                                 --------------  --------------
Increase (Decrease) In Net Assets
Operations:
   Net Investment Loss ........................................   $   (206,564)   $    (55,530)
   Net Realized Loss on Investments ...........................     (9,344,136)     (1,567,311)
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments ...........................................     (4,227,980)      2,597,809
                                                                  ------------    ------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations ..........................................    (13,778,680)        974,968
                                                                  ------------    ------------
Capital Share Transactions:
   Issued .....................................................     12,874,433      33,358,216
   Redeemed ...................................................     (3,755,078)     (3,024,025)
                                                                  ------------    ------------
   Net Increase from Capital Share Transactions ...............      9,119,355      30,334,191
                                                                  ------------    ------------
        Total Increase (Decrease) in Net Assets ...............     (4,659,325)     31,309,159
                                                                  ------------    ------------
Net Assets:
   Beginning of Period ........................................     31,309,159             --
                                                                  ------------    ------------
   End of Period (undistributed net investment income
     of $0 and $0, respectively) ..............................   $ 26,649,834    $ 31,309,159
                                                                  ============    ============
Shares Issued and Redeemed:
   Shares Issued ..............................................      2,178,506       3,561,033
   Shares Redeemed ............................................       (521,559)       (303,123)
                                                                  ------------    ------------
   Net Increase in Shares Outstanding .........................      1,656,947       3,257,910
                                                                  ============    ============

*Commencement of Operations

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  PIC TWENTY PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                           Year          December 29,
                                                          Ended          1999*** to
                                                     April 30, 2001    April 30, 2000
                                                     --------------    --------------
Net Asset Value, Beginning of Period ............     $        9.61     $     10.00
                                                      -------------     -----------
Income From Investment Operations
   Net Investment Loss ..........................             (0.04)          (0.02)
   Net Realized and Unrealized Loss .............             (4.15)          (0.37)++
                                                      -------------     -----------

   Total from Investment Operations .............             (4.19)          (0.39)
                                                      -------------     -----------
Net Asset Value, End of Period ..................     $        5.42     $      9.61
                                                      =============     ===========
Total Return+ ...................................            (43.60)%         (3.90)%**
                                                      =============     ===========
Ratios and Supplemental Data
Net Assets, End of Period (Thousands) ...........     $      26,650     $    31,309
Ratio of Expenses to Average Net Assets .........              1.30%           1.31%*
Ratio of Net Investment Loss to
   Average Net Assets ...........................             (0.78)%         (0.57)%*
Portfolio Turnover Rate .........................               137%             80%

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain expenses not been waived by the Adviser during the period.
 ++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period, because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  PIC TWENTY PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The PIC Twenty Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a non-diversified, open-end management investment company. At April 30, 2001 the UAM Funds were comprised of 40 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to seek long-term growth of capital through investing in approximately 20-30 stocks selected primarily from the stocks contained within the S&P/BARRA Growth and Russell 1000 Growth Indices.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

          2. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has

UAM FUNDS                                                   PIC TWENTY PORTFOLIO

--------------------------------------------------------------------------------
     the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

         4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date.

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments of net operating losses.

         Permanent book and tax basis differences relating to net operating losses resulted in reclassifications of a decrease of $206,564 to paid in capital and an increase of $206,564 to undistributed net investment income.

         Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss), for the purpose of calculating net investment income (loss) per share in the financial highlights.

         5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

         6. Accounting Standards Issued But Not Yet Adopted: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years

UAM FUNDS                                                  PIC TWENTY PORTFOLIO

--------------------------------------------------------------------------------
     beginning after December 15, 2000. The Management of the Portfolio does not expect any material impact on results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Provident Investment Counsel (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.90% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio from exceeding 1.30% of average daily net assets. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, which gained control of United Asset Management Corporation ("UAM") on September 26, 2000.

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

     Pursuant to the Agreement, the Portfolio paid UAMFSI 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500 and a fee based on the number of active shareholder accounts.

     For the eleven months ended March 31, 2001 UAMFSI was paid $85,164, of which $39,618 was paid to SEI for their services, $9,749 to DST for their services and $7,159 to UAMSSC for their services.

     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

     Pursuant to the Administration Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio and an annual base fee of $54,500. For the one month ending April 30, 2001 the Administrator was paid $5,647.

     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the

UAM FUNDS                                                   PIC TWENTY PORTFOLIO

--------------------------------------------------------------------------------
UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     E. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustees meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

     G. Purchases and Sales: For the year ended April 30, 2001, the portfolio made purchases of $43,604,055 and sales of $35,027,727 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 2001, the Portfolio had no borrowings under the agreement.

     I. Other: At April 30, 2001, 91% of total shares outstanding were held by 1 record shareholder.

     At April 30, 2001 the Portfolio has elected to defer $7,540,937 of post-October capital losses for Federal income tax purposes. These losses will be available to offset realized capital gains for the fiscal year ending April 30, 2002. The Portfolio had available a capital loss carryover for Federal income tax purposes of approximately $3,095,671 which expires April 30, 2009.

UAM FUNDS                                                  PIC TWENTY PORTFOLIO

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
PIC Twenty Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIC Twenty Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, at April 30, 2001, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period December 29, 1999 (commencement of operations) through April 30, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
June 15, 2001

                                     NOTES

                                     NOTES

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
--------------------------------------------------------------------------------

Officers and Trustees

James F. Orr, III                        Linda T. Gibson, Esq.
Trustees, President and Chairman         Vice President and Secretary

John T. Bennett, Jr.                     Sherry Kajden Vetterlein
Trustees                                 Vice President and Assistant Secretary

Nancy J. Dunn                            Christopher Salfi
Trustees                                 Treasurer

Philip D. English                        Molly S. Mugler
Trustees                                 Assistant Secretary

William A. Humenuk
Trustees

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Provident Investment Counsel
300 North Lake Avenue
Pasadena, CA 91101

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

================================================================================


















                                   APPENDIX 3

                       SEMI-ANNUAL REPORT OF THE OLD FUND
























================================================================================

                                             UAM Funds
                                             Funds for the Informed Investor/sm/

PIC Twenty Portfolio
Semi-Annual Report                                              October 31, 2001
                                                                      [LOGO] UAM
                                                                          UAM(R)

UAM FUNDS                                                       PIC TWENTY
PORTFOLIO                                                       OCTOBER 31, 2001

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter.........................................................  1
Statement of Net Assets......................................................  7
Statement of Operations......................................................  9
Statement of Changes in Net Assets........................................... 10
Financial Highlights......................................................... 11
Notes to Financial Statements................................................ 12
--------------------------------------------------------------------------------

UAM FUNDS                                                   PIC TWENTY PORTFOLIO

--------------------------------------------------------------------------------

October 31, 2001

Fellow Shareholders:

Performance Review
The PIC Twenty Portfolio's six-month performance was down 32% as we believe investors continued to question the viability of an economic recovery happening anytime soon. Software companies such as Mercury Interactive and Veritas, along with telecommunications hardware provider Ciena Corp. hurt the Portfolio's performance. We sold several of these software names during the last six months as earnings visibility had degraded significantly. Our reduced earnings expectations combined with expensive price-to-earnings multiples skewed the risk/reward tradeoff. Conversely, our healthcare and retail holdings did quite well. In the healthcare area our specialty pharmaceutical companies logged strong earnings growth driven by continued strength of existing compounds and new product introductions. Forest Laboratories and IDEC Pharmaceuticals are two examples and also represent the Portfolio's current largest holdings. In retail, we have positions in Home Depot and Lowe's, which have benefited from a continued strong housing market, strong revenue growth, and better year-over-year sales comparable numbers. Finance names such as, Freddie Mac and Sallie Mae also performed well in the difficult market environment.

A primary theme for the Portfolio has been the purchase of companies that will be beneficiaries of an economic recovery. This theme has worked quite well during the several time periods the market has moved up this year. Unfortunately, the unexpected attacks in New York and Washington delayed the recovery scenario for several months. The Portfolio has a large contingent of semiconductor stocks--Texas Instruments, Taiwan Semiconductor Manufacturing, Analog Devices, and Applied Materials--that are leveraged to economic recovery. These stocks have bottomed in terms of their fundamentals and we are looking for sequential improvement to a whole host of fundamental factors as we head into the new year: revenue growth, bookings, book-to-bill, lead times, and of course, earnings. We believe these companies will most significantly drive performance in an upwardly biased market.

Market Review and Outlook
As we reflect over the last six months, relatively few quarters in the history of the US stock market have been as tumultuous as those just ended. Negative earnings reports during the 2nd and 3rd calendar quarters and disappointing economic news across the globe continued to batter the markets as summer came to a close. After strong equity returns during the 2nd calendar quarter and a broadening

UAM FUNDS                                                   PIC TWENTY PORTFOLIO

--------------------------------------------------------------------------------

of stock market breadth, July and August saw negative absolute performance. But September, after the dreadful terrorist attacks on New York and Washington, proved extraordinarily painful with the steep decline that was felt across all equity markets. The market has gained ground only one month of the last six, providing equity investors with very disappointing short-term performance.

Prior to the terrorist attacks, we expected that the economic recovery would begin to take hold starting in the fourth calendar quarter and pick up momentum during the first half of 2002. That view has been modified. We now look for the current profits recession to be extended and feel that a "classic," yet mild, economic recession seems probable. However, what investors were not factoring into their outlooks prior to the attacks was a massive infusion of liquidity and government spending. The attacks on America will result in very significant fiscal expenditures to combat terrorism. This could be a decade or more commitment as we dedicate enormous resources to combat this dreadful new reality. We think a credible argument can be made that over the next few quarters, while the economy will struggle, this is likely to be followed by a strong "snap back" in activity. We believe that when investors have better clarity as to our short- and long-term military responses, psychology will improve, and with it so will the performance of equities.

Since September 11th, most economic-oriented headlines have focused on the potential impact of the terrorists' actions. It is still too early to estimate with any accuracy the short- and long-term impact on economic growth because any such assessment would be based on anecdotal evidence rather than fact. Realistically there may never be any accurate gauge of the damage.

Throughout the last two quarters economic news releases have dominated investor sentiment. On balance the news has been negative although there were positive signs, prior to September 11th, that pointed to stabilization in the domestic economy. A better August reported National Association of Purchasing Managers'
(NAPM) number, continued low inflation at the Producers Price Index (PPI) level, and a modest pick-up in durable goods orders, were positive signs. These signs were counter to corporate earnings, where many companies, as expected, reported disappointing 2nd calendar quarter earnings. Further, 3rd and 4th calendar quarter earnings are also expected to be weak, but we believe that in those reports, even given the terrorist attacks, investors will begin to find nuggets of optimism as data points start to signal an upcoming turnaround in business activity.

Fund Strategy and Outlook
The stock market is a discounting mechanism, and we continue to believe that the intermediate to long-term trend will be upwardly biased for U.S. equities. We

UAM FUNDS                                                   PIC TWENTY PORTFOLIO

--------------------------------------------------------------------------------

believe the 400 basis points of interest rate cuts by the Federal Reserve will re-stimulate the U.S. economy. Historically, this has occurred in a 6-9 month timeframe, but clearly during this cycle that timeframe has not applied and given the recent tragic events, this recovery will undoubtedly be slower in developing. Additionally, slow growth in both Europe and the Far East make matters more problematic, and it is reasonable to assume that slow economic growth will persist well into 2002. Corporate profits will continue to be under pressure on a near-term basis, but should start recovering as we move through the first half of 2002.

September 11th is one of those rare dates in each of our lifetimes where we will remember exactly where we were and what we were doing. As a nation we have suffered a great loss, a loss that will most likely take a great deal of time to put into perspective. That being said, we are a great nation, with a people that historically have met such terrible adversity head-on. We are sure this tragedy will be no exception. Part of the great strength of this country is our financial system, which includes the most efficient and liquid stock markets in the world. Both the financial system and stock markets responded with remarkable resiliency given the terrible devastation in the financial district of New York. The airlines are flying and day-by-day are building toward their former capacities. Further, the Federal Government and the Federal Reserve have provided immediate assistance and liquidity. In short, the recovery process is well under way.

We are making the following strategic assumptions in trying to approach what is a new economic and stock market environment:

 .    Consumer confidence will weaken further, as unemployment rises above the
     5.0% level;

 .    The current profit recession will be extended and a "classic," yet mild, economic recession seems probable;

 .    Monetary and fiscal policies will remain very encouraging for the foreseeable future;

 .    With near-term sluggish economic activity, inflation is likely to stay low;

 .    Investor sentiment will improve when America's longer-term responses to the terrorists' attacks are in better focus;

 .    However, valuation assumptions will be more critical in investment decisions as premium valuations will only be accorded to those companies that can provide shareholder value through sustained above-average earnings growth

UAM FUNDS                                                   PIC TWENTY PORTFOLIO

--------------------------------------------------------------------------------

The first chart below Stock Market Oversold demonstrates the degree of the oversold market condition. As can be seen, we are in an area that approaches the 1973-4 bear market decline, when economic conditions were much more dire than we now face.


                                   [CHART]
        [CHART DEMONSTRATES THE DEGREE OF THE OVERSOLD MARKET CONDITION]

UAM FUNDS                                                   PIC TWENTY PORTFOLIO

--------------------------------------------------------------------------------

The next chart, Growth Extremely Oversold compares the Russell 1000 Value and Russell 1000 Growth Indices. As you can see, over the last 20 years, the oversold condition of growth stocks over value stocks has never been as extreme as it is today.

                                   [CHART]
        [CHART DEMONSTRATES THE DEGREE OF THE OVERSOLD MARKET CONDITION]

Now is not the time to decide that the world has changed and growth stocks will never again regain their value. Many investors made this mistake with value strategies just two or three years ago when the technology bubble was beginning. Historically, investing styles come in and out of favor. We believe the current aversion to premium growth stocks will also pass as the economy improves and investors regain their perspective that above average long-term growth has always been accorded a premium in the marketplace.

Growth investing takes diligent fundamental research and the patience to "weather the storm." We know that many of the companies in the Portfolio will miss quarterly revenue and earnings estimates during this difficult time of readjustment. However, if the long-term fundamentals and growth prospects of the company are intact, we will use this opportunity to buy more or make commitments to new companies that we have been researching, but where, prior to September 11th, we felt valuations were too rich. We are endeavoring to only buy those companies that are market leaders with management leadership that will deliver long-term

UAM FUNDS                                                   PIC TWENTY PORTFOLIO

--------------------------------------------------------------------------------

shareholder value. Companies we feel most likely to surprise Wall Street with revenue and earnings rebounds and better than expected operating and reported earnings per share growth. Healthcare, finance, retail trade, and other consumer and industrial areas are well represented in the Portfolio.

Our growth philosophy has prospered over the years and we believe will do so again. We cannot predict the month when the economy will finally stabilize but believe the ensuing response on the part of investors will be a strong upward revision in the prices of some equities, and particularly those growth stocks that have been so badly battered. The Portfolio has suffered during this severe bear market, but we view it will recover rapidly when the investment environment improves. Our strong conviction is that earnings growth drives stock prices, and we firmly believe the Portfolio represents a "short list" of the best high-growth companies.

Cordially,

Provident Investment Counsel's
Portfolio Management Team

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                      Definition of the Comparative Indices
                      -------------------------------------

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                           PIC TWENTY PORTFOLIO
                                                    OCTOBER 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
COMMON STOCK - 77.7%
--------------------------------------------------------------------------------

                                                           Shares      Value
                                                         ---------  -----------
FINANCIAL SERVICES -- 9.6%
   Concord EFS* ....................................        14,600  $   399,602
   Freddie Mac .....................................        15,500    1,051,210
   USA Education ...................................         6,000      489,360
                                                                    -----------
                                                                      1,940,172
                                                                    -----------
MANUFACTURING -- 4.8%
    Tyco International .............................        19,700      968,058
                                                                    -----------
MEDIA-TV/RADIO/CABLE -- 2.5%
    Comcast, Cl A ..................................        14,100      505,344
                                                                    -----------
MEDICAL-BIOMEDICAL -- 13.4%
    Abgenix* .......................................        15,300      455,787
    Amgen* .........................................         8,600      488,652
    IDEC Pharmaceuticals ...........................        29,200    1,751,416
                                                                    -----------
                                                                      2,695,855
                                                                    -----------
PHARMACEUTICALS -- 17.6%
    Allergan .......................................        10,700      768,153
    Forest Laboratories ............................        16,350    1,216,113
    Pfizer .........................................        23,950    1,003,505
    Teva Pharmaceutical Industries ADR .............         9,000      556,200
                                                                    -----------
                                                                      3,543,971
                                                                    -----------
RETAIL-SPECIALTY -- 7.8%
    Home Depot .....................................        19,700      753,131
    Lowe's .........................................        24,200      825,220
                                                                    -----------
                                                                      1,578,351
                                                                    -----------
SEMICONDUCTORS/INSTRUMENTS -- 16.2%
    Analog Devices .................................         7,500      285,000
    Applied Materials ..............................        25,400      866,394
    Taiwan Semiconductor Manufacturing ADR* ........        90,720    1,171,195
    Texas Instruments ..............................        33,800      946,062
                                                                    -----------
                                                                      3,268,651
                                                                    -----------
TELEPHONES & TELECOMMUNICATIONS -- 2.8%
    Sprint (PCS Group)* ............................        25,400      566,420
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           PIC TWENTY PORTFOLIO
                                                    OCTOBER 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK -- continued
--------------------------------------------------------------------------------

                                                           Shares      Value
                                                         ---------  -----------
TESTING LABORATORIES -- 3.0%
Quest Diagnostics* .................................         9,100  $   594,958
                                                                    -----------
TOTAL COMMON STOCK
(Cost $16,236,697) .................................                 15,661,780
                                                                    -----------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 23.8%
--------------------------------------------------------------------------------
                                                           Face
                                                          Amount
                                                        ----------
REPURCHASE AGREEMENT -- 23.8%
JP Morgan Chase Securities, Inc. 2.40% dated 10/31/01,
matures 11/01/01, to be repurchased at $4,796,320,
collateralized by $4,125,050 of U.S. Treasury Notes
valued at $4,957,572 (Cost $4,796,000)..............    $4,796,000    4,796,000
                                                                    -----------
TOTAL INVESTMENTS -- 101.5%
(Cost $21,032,697)(a)...............................                 20,457,780
                                                                    -----------
OTHER ASSETS AND LIABILITIES, NET -- (1.5%)                            (301,278)
                                                                    -----------
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Paid in Capital.....................................                 41,261,164
Accumulated Net Investment Loss.....................                    (99,082)
Accumulated Net Realized Loss.......................                (20,430,663)
Unrealized Depreciation.............................                   (574,917)
                                                                    -----------
TOTAL NET ASSETS -- 100.0%..........................                $20,156,502
                                                                    ===========
Institutional Class Shares:
Shares Issued and Outstanding (Unlimited
authorization, no par value)........................                  5,476,951
Net Asset Value, Offering and Redemption
Price Per Share.....................................                      $3.68
                                                                          =====
  *  Non-Income Producing Security
ADR  American Depositary Receipt
 Cl  Class

(a) The cost for federal income tax purposes was $21,032,697. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $574,917. This consisted of aggregate gross unrealized appreciation for all securities of $841,693, and gross unrealized depreciation for all securities of $1,416,610.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           PIC TWENTY PORTFOLIO
                                                    OCTOBER 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Investment Income
Dividends.........................................................  $    18,265
Interest..........................................................       23,662
                                                                    -----------
   Total Income...................................................       41,927
                                                                    -----------
Expenses
Investment Advisory Fees -- Note B................................       97,328
Administrative Fees -- Note C.....................................       35,368
Shareholder Servicing Fees -- Note F..............................       21,873
Legal Fees........................................................       21,765
Printing Expenses.................................................       12,729
Transfer Agent Fees...............................................        9,851
Audit Fees........................................................        7,555
Filing and Registration Fees......................................        6,313
Custodian Fees....................................................        2,728
Trustees' Fees -- Note E..........................................        2,411
Other Expenses....................................................        1,771
                                                                    -----------
   Total Expenses.................................................      219,692
Less:
Waiver of Investment Advisory Fees -- Note B......................      (78,540)
                                                                    -----------
   Net Expenses Before Expense Offset.............................      141,152
Expense Offset -- Note A..........................................         (143)
                                                                    -----------
Net Expense After Expense Offset..................................      141,009
                                                                    -----------
Net Investment Loss...............................................      (99,082)
                                                                    -----------
Net Realized Loss on Investments..................................   (9,519,216)
Net Change in Unrealized Appreciation (Depreciation) on Investments   1,055,254
                                                                    -----------
Net Loss on Investments...........................................   (8,463,962)
                                                                    -----------
Net Decrease in Net Assets Resulting from Operations..............  $(8,563,044)
                                                                    ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                  Six Months
                                                     Ended            Year
                                               October 31, 2001       Ended
                                                  (Unaudited)     April 30, 2001
                                               ----------------   --------------
Increase (Decrease) In Net Assets
Operations:
   Net Investment Loss..........................  $   (99,082)     $  (206,564)
   Net Realized Loss on Investments.............   (9,519,216)      (9,344,136)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investment...............    1,055,254       (4,227,980)
                                                  -----------      -----------
   Net Decrease in Net Assets Resulting
     from Operations............................   (8,563,044)     (13,778,680)
                                                  -----------      -----------
Capital Share Transactions:
   Issued.......................................    6,598,751       12,874,433
   Redeemed.....................................   (4,529,039)      (3,755,078)
                                                  -----------      -----------
   Net Increase from Capital Share Transactions.    2,069,712        9,119,355
                                                  -----------      -----------
     Total Decrease in Net Assets...............   (6,493,332)      (4,659,325)
                                                  -----------      -----------
Net Assets:
   Beginning of Period..........................   26,649,834       31,309,159
                                                  -----------      -----------
   End of Period................................  $20,156,502      $26,649,834
                                                  ===========      ===========
Shares Issued and Redeemed:
   Shares Issued................................    1,743,167        2,178,506
   Shares Redeemed..............................   (1,181,073)        (521,559)
                                                  -----------      -----------
   Net Increase in Shares Outstanding...........      562,094        1,656,947
                                                  ===========      ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                              Six Months         Year        December 29,
                                                 Ended           Ended        1999*** to
                                            October 31, 2001    April 30,      April 30,
                                              (Unaudited)         2001           2000
                                            ----------------    ---------    ------------
Net Asset Value, Beginning of Period......      $  5.42          $  9.61       $ 10.00
                                                -------          -------       -------
Income From Investment Operations
Net Investment Loss.......................        (0.01)           (0.04)        (0.02)
Net Realized and Unrealized Loss..........        (1.73)           (4.15)        (0.37)++
                                                -------          -------       -------
Total from Investment
Operations................................        (1.74)           (4.19)        (0.39)
                                                -------          -------       -------
Net Asset Value, End of Period............      $  3.68          $  5.42       $  9.61
                                                =======          =======       =======
Total Return+.............................       (32.10)%**       (43.60)%       (3.90)%**
                                                =======          =======       =======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands).....      $20,157          $26,650       $31,309
Ratio of Expenses to Average Net Assets...         1.30%*           1.30%         1.31%*
Ratio of Net Investment Loss to
Average Net Assets........................        (0.92)%*         (0.78)%       (0.57)%*
Portfolio Turnover Rate...................           80%             137%           80%

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain expenses not been waived by the Adviser during the period.
 ++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period, because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Unaudited)

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The PIC Twenty Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a non-diversified, open-end management investment company. At October 31, 2001 the UAM Funds were comprised of 38 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to seek long-term growth of capital through investing in approximately 20-30 stocks selected primarily from the stocks contained within the S&P/BARRA Growth and Russell 1000 Growth Indices.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

          2. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

          3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
--------------------------------------------------------------------------------

     the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments of net operating losses.

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss), for the purpose of calculating net investment income (loss) per share in the financial highlights.

          5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

          6. Implementation of New Accounting Standards: The Portfolio implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required on May 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
--------------------------------------------------------------------------------

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Provident Investment Counsel (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation, "UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.90% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio from exceeding 1.30% of average daily net assets.

     C. Administrative Services: The UAM Funds and SEI Investments Mutual Funds Services, (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, are parties to an Administration Agreement (the "Agreement") dated April 1, 2001, under which the Administrator provides the UAM Funds with certain legal, accounting, and shareholder services for an annual fee of 0.073% of the average daily net assets of the Portfolio and an annual base fee of $54,500. The Administrator may, at its sole discretion waive all or a portion of its fees.

     Prior to April 1, 2001, UAM Fund Services, Inc., provided and oversaw administrative services to the Portfolio.

     DST Systems, Inc., (the "Transfer Agent") serves as the Transfer Agent and dividend disbursing agent for the Portfolio under a transfer agency agreement with the UAM Funds.

     Effective April 1, 2001, the UAM Funds entered into an agreement with PBHG Shareholder Servicing Center ("PBHGSSC", formerly UAMSSC) whereby PBHGSSC began providing shareholder services to the UAM Funds. Pursuant to the agreement, the UAM Funds pay PBHGSSC $8,250 for the first operational class of a portfolio plus $2,750 for each additional class of a portfolio and $33 per account. For the six months ended October 31, 2001, the Portfolio paid PBHGSSC $3,932.

     D. Distribution Services: The UAM Funds and Funds Distributor, Inc., (the "Distributor"), are parties to a Distribution Agreement dated April 1, 2001. The Distributor receives no fees for its distribution services under this agreement.

     Prior to April 1, 2001, UAM Fund Distributors, Inc., distributed the shares of the Portfolio.

     E. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustees meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
--------------------------------------------------------------------------------

     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

     G. Purchases and Sales: For the six months ended October 31, 2001, the Portfolio made purchases of $15,884,496 and sales of $16,844,438 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     H. Other: At October 31, 2001, 91% of total shares outstanding were held by 1 record shareholder.

                                     NOTES

                                     NOTES

UAM FUNDS                                                   PIC TWENTY PORTFOLIO
--------------------------------------------------------------------------------

Officers and Trustees

James F. Orr, III                         Linda T. Gibson
Trustee, President and Chairman           Vice President and Secretary

John T. Bennett, Jr.                      Sherry Kajden Vetterlein
Trustee                                   Vice President and Assistant Secretary

Nancy J. Dunn                             Christopher Salfi
Trustee                                   Treasurer

Philip D. English                         Suzan M. Barron
Trustee                                   Assistant Secretary

William A. Humenuk                        Molly S. Mugler
Trustee                                   Assistant Secretary

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-826-5465
www.uam.com

Investment Adviser
Provident Investment Counsel
300 North Lake Avenue
Pasadena, CA 91101

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

                                            ------------------------------------
                                            This report has been prepared for
                                            shareholders and may be distributed
                                            to others only if preceded or
                                            accompanied by a current prospectus.
                                            ------------------------------------